                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7062
                                  ---------

            PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
            ---------------------------------------------------------
              (Exact name of registrant as specified in charter)

         206 NORTH JACKSON STREET, SUITE 301 GLENDALE, CALIFORNIA 91206
         --------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

       GEORGE A. HENNING 206 N. JACKSON ST., SUITE 301 GLENDALE, CA 91206
       ------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 818-242-6693
                                                   -------------

Date of fiscal year end: DECEMBER 31
                        ------------
Date of reporting period: DECEMBER 31, 2003
                         ------------------

Item 1.           Report to Shareholders (filed herewith).

[PACIFIC ADVISORS LOGO]

PACIFIC ADVISORS - FUND INC.

ANNUAL REPORT
DECEMBER 31, 2003

[GRAPHIC]

GOVERNMENT SECURITIES FUND
INCOME AND EQUITY FUND
BALANCED FUND
GROWTH FUND
MULTI-CAP VALUE FUND
SMALL CAP FUND

PACIFIC ADVISORS
      TABLE OF CONTENTS

           MESSAGE FROM THE CHAIRMAN                           1

           GOVERNMENT SECURITIES FUND                          3

           INCOME AND EQUITY FUND                              6

           BALANCED FUND                                       9

           GROWTH FUND                                        12

           MULTI-CAP VALUE FUND                               15

           SMALL CAP FUND                                     18

           SCHEDULE OF INVESTMENTS                            23

           STATEMENT OF ASSETS AND LIABILITIES                42

           STATEMENT OF OPERATIONS                            44

           STATEMENT OF CHANGES IN NET ASSETS                 46

           NOTES TO FINANCIAL STATEMENTS                      50

           FINANCIAL HIGHLIGHTS                               57

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus carefully before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC]

                                             MESSAGE
                                                 FROM THE CHAIRMAN

Fellow Shareholders,

     Over the past five years, investors have experienced extremes in the equity markets. The rollercoaster journey took them from the technology-fueled highs in the late 90s to the bear market lows during the mild recession exaggerated by 9/11 and the War in Iraq. The equity markets rallied and exhibited strong upward momentum during the last half of 2003 as the economy recovered and geopolitical concerns subsided. The tech heavy Nasdaq Index led the way with a 50.01% gain, followed by the Russell 2000, S&P 500 and DJIA with gains of 45.37%, 26.38% and 25.32%, respectively.

     The U.S. economy grew dramatically in the last two quarters with GDP growth improving from 2.2% in 2002 to a respectable 3.1% in 2003. Consumer and government spending remained strong throughout the year. In addition, a long awaited improvement in business spending finally materialized as companies began to replenish inventories, replace aging equipment, and invest in product development. The housing market experienced another year of record growth and the manufacturing sector continued to expand. At the same time, inflation and interest rates remained low further stimulating economic growth.

     Despite these improvements, investors and consumers remained concerned about the lack of job growth. The labor market, however, is typically one of the last sectors to benefit from an economic recovery. By year-end, signs of new job growth were finally beginning to emerge. Continued improvement is expected in 2004 as the economic recovery progresses. Job growth, however, may be tempered by a loss of jobs to cheaper labor markets overseas.

     2003 was a strong year for equities as nearly all market categories achieved positive returns. Small cap stocks, in particular, performed well as they benefited early from renewed economic growth. Large and mid-cap equities also had a banner year and should continue to perform well as the economy transitions from recovery to expansion. The increase in business spending helped the technology sector recover from its post-Y2K drought. Technology stocks led market performance in 2003, but the financial, energy, basic materials, and transportation sectors also benefited significantly from the economic recovery.

     We are pleased to report that our Growth, Multi-Cap Value and Small Cap Funds achieved strong performance in 2003. The SMALL CAP FUND OUTPERFORMED ITS BENCHMARK BY OVER 34% AND RANKED AS THE #10 SMALL CAP VALUE FUND out of 517 funds by Lipper based on its one-year return.(1) The MULTI-CAP VALUE FUND SURPASSED ITS BENCHMARK BY OVER 14% AND RANKED IN THE TOP 2% OF ALL MULTI-CAP CORE FUNDS out of 579 funds by Lipper based on its one-year return.(2) Detailed performance information is provided in the Fund Interviews that follow this letter.

     While the equity markets performed well, the fixed-income markets had a more difficult year. As the economic recovery gained momentum, concerns developed that the Federal Reserve would begin raising interest rates to manage economic growth and control inflationary pressures. In anticipation of rising interest rates, our fixed-income Funds maintained more defensive investment strategies to protect principal.

     To ensure the economic recovery continues, it appears that the Federal Reserve will take its time raising interest rates. While the Fed may not raise rates until later this year, it has already begun to reduce liquidity to prevent the equity market from overheating and becoming more speculative. As interest rates rise and near a peak in this cycle, fixed-income funds should benefit from the opportunity to purchase higher-yielding, long-term bonds.

     The equity markets should continue to perform well in 2004. Economic growth in the U.S., Europe and Asia will likely continue at a moderate pace as the demand for goods and services improves. Any increase in inflation or interest rates should be modest by historical levels and have a nominal effect on the equity markets. Investors and businesses may remain cautious as they monitor geopolitical events, the presidential election and government budget deficits. We will remain vigilant in light of the potential impact of these concerns or unforeseen events. Each Fund will seek to adapt its investment strategy to respond to changing market conditions.

     Events during this past year exposed some serious problems within the mutual fund industry. These problems resulted primarily from market timing and late trading. These issues caused unfavorable publicity for the industry and resulted in numerous proposed rules and regulations to eliminate the potential for further violations. Moreover, Congress is holding hearings on possible significant changes to the laws applicable to mutual funds.

As I expressed in my letter to shareholders last fall, Pacific Advisors Fund does not permit late trading and consistently has sought to identify and prevent market timing activities. Furthermore, we have always maintained long-term investment strategies which we believe serve the best interests of our shareholders.

     It is essential for the SEC and other regulatory bodies to take steps to prevent further violations and to preserve and rebuild the trust investors have placed with mutual fund companies. At the same time, we believe it is important for regulators and legislators to take a balanced approach. We hope they find solutions that safeguard investors without imposing undue costs or burdens on fund companies and their shareholders.

     We are pleased to be able to report that our equity funds have performed well as market conditions improved dramatically this past year. We remain optimistic about the prospects for the equity markets and believe the fixed-income markets will improve later in the year. Given the good year in the equity market, investors may be tempted to focus on past winners as they make investment decisions for the future. Just as we seek to maintain disciplined investment strategies, we encourage our shareholders to remain focused on their investment objectives. We urge you to review your portfolio with your financial advisor to determine what asset allocation adjustments may be appropriate to help you meet your financial objectives.

     /s/ George A. Henning

     George A. Henning
     Chairman of the Board and President

(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The Fund's ranking is based on 1-year total return of 83.53% for the Small Cap Fund (A) as calculated by Lipper. As of December 31, 2003, the Small Cap Fund (A) ranked 207th based on its 5-year average annual return out of 279 small cap core funds; and 67th based on its 10-year average annual return out of 70 small cap core funds. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold.

(2) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The Multi-Cap Value Fund (A) ranked number 11 based on a 1-year total return of 45.56% as calculated by Lipper. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold.

                                              PACIFIC ADVISORS
                                                      GOVERNMENT SECURITIES FUND

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN OTHER INCOME PRODUCING INSTRUMENTS, INCLUDING DIVIDEND-PAYING COMMON STOCKS, FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2003, THE FUND HAD A TOTAL RETURN OF - 2.20% FOR CLASS A SHARES, AND - 2.98% FOR CLASS C SHARES(1). THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED 2.29% DURING THE SAME PERIOD.

OVER THE COURSE OF THE YEAR, THE FUND'S BOARD OF DIRECTORS BECAME INCREASINGLY CONCERNED WITH THE FUND'S INVESTMENT PERFORMANCE. AFTER CAREFUL REVIEW AND CONSIDERATION, THE BOARD DETERMINED IT WAS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS TO TERMINATE THE FUND'S SUB-ADVISORY AGREEMENT WITH SPECTRUM ASSET MANAGEMENT. ON NOVEMBER 20, 2003, THE BOARD TURNED OVER PORTFOLIO MANAGEMENT RESPONSIBILITIES TO THE FUND'S INVESTMENT MANAGER, PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY. THOMAS H. HANSON, CO-MANAGER OF THE INCOME & EQUITY FUND, NOW SERVES AS PORTFOLIO MANAGER FOR THE FUND.

Q    HOW WILL THE CHANGE IN PORTFOLIO MANAGERS IMPACT THE FUND'S INVESTMENT
STRATEGY?

A    The Board did not take this action to change the Fund's investment strategy. In the Board's view, the adaptive barbell approach remains the most effective investment strategy for this type of fund. The Fund will continue to focus on total return by seeking to provide current income while protecting principal.

     The Fund uses an adaptive barbell investment strategy to help minimize interest rate risk as it seeks to achieve its investment objectives. We seek to manage to the "sweet spot" on the yield curve by investing in the highest yielding government securities at maturities with the least amount of market risk. As interest rates rise, the Fund typically shortens its average maturity to protect principal. When interest rates peak, the Fund moves into longer-term bonds to capture higher yields and capital appreciation potential as rates decline. When interest rates near the bottom of cycle, the Fund moves back into shorter-term government securities to protect principal. The Fund seeks to gain additional income and capital appreciation by investing a small portion of its portfolio in high-quality, dividend paying common and preferred stocks.

Q    WHAT CHALLENGES DID THE INTEREST RATE ENVIRONMENT PRESENT IN 2003?

A    Interest rate uncertainty throughout 2003 led to increased volatility and risk in the bond market. Early in the year, the Fund shifted its portfolio concentration to longer-term bonds in anticipation of decline in long-term interest rates. As concerns about the strength of the economic recovery lingered in the first half of the year, bond prices rose and long-term interest rates declined. The Fund benefited from this decline through its longer-term holdings.

     By June, the vast majority of economic data suggested the economy was on track for continued growth. The bond market became concerned that the Federal Reserve would begin raising short-term interest rates to manage economic growth and inflationary pressures. Even with signs of a sustained recovery, investors remained concerned about the potential impact weak job growth and geopolitical threats on economic growth. During the last half of the year, the bond market experienced heightened volatility as investors attempted to gauge the strength of the economy and anticipate when the Fed would begin raising interest rates.

Q    WHAT CHANGES DID YOU MAKE IN THE FUND'S PORTFOLIO DURING 2003?

A    In an unpredictable interest rate environment, the Fund's primary goal is to preserve earning power by protecting principal. When we assumed portfolio management responsibilities, we sought to ensure that the Fund was structured to manage current risks and positioned to take advantage of new opportunities in 2004. We began by shortening the Fund's average maturity to approximately 3 1/2 years to minimize the impact of interest rate volatility. We concentrated the Fund's holdings in U.S. government agencies, such as FANNIE MAE, FEDERAL HOME LOAN BANK, and FREDDIE MAC, which offered more attractive yields than U.S. treasury notes or bonds. In addition, we modestly increased the Fund's preferred stock holdings to take advantage of yield opportunities in the equity market. The Fund focused on opportunities in the financial services sector with preferred stock investments in CITIGROUP CAPITAL, PHOENIX COMPANIES, and ABBEY NATIONAL.

Q    WHAT TYPE OF INTEREST RATE ENVIRONMENT DO YOU ANTICIPATE IN 2004?

A    A number of situations present challenges to continued economic growth, including lackluster job growth, the widening trade deficit, and a weaker dollar. Nonetheless, a number of signs suggest the economy will continue to grow at a healthy pace in 2004. Corporate earnings grew significantly in 2003, prompting an increase in capital spending by businesses. Consumer spending remains strong and the U.S. government remains committed to accommodative fiscal policies. If economic growth continues, we would expect the Federal Reserve to modestly raise short-term interest rates by the end of the year.

     We anticipate little change in the bond market during the first half of the year. Interest rates will likely remain somewhat volatile, fluctuating in a narrow trading range as investors monitor economic data and await action by the Fed. If the economy continues to expand and the Fed moves closer to raising short-term interest rates, we would expect to see a modest but sustained upward trend in long-term interest rates in the latter part of the year.

Q    HOW WILL THE FUND ADAPT ITS INVESTMENT STRATEGY TO RISING INTEREST RATES?

A    As long as the bond market remains volatile, the Fund will maintain a defensive position in shorter-term holdings to protect principal. When we see a MEANINGFUL and SUSTAINED rise in rates, the Fund will begin to rotate out of these positions. We will seek to stay within the "sweet spot" on the yield curve by lengthening the Fund's maturity to capture higher yields and appreciation potential on longer-term bonds. We believe this adaptive strategy will protect the interests of the Fund's shareholders and give the Fund the best opportunity to achieve its investment objectives.

[CHART]

     INVESTMENT MIX as of 12/31/03

     1.  U.S. GOVERNMENT AGENCIES                62.93%
     2.  U.S. TREASURY BILLS                     20.75%
     3.  U.S. TREASURY NOTES                      6.91%
     4.  EQUITIES                                 4.83%
     5.  PREFERRED STOCK                          4.58%

(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Fund returns do not take into account the maximum 4.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold.
(2) The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

[CHART]

                           GOVERNMENT SECURITIES FUND

              GOVERNMENT SECURITIES FUND    LEHMAN T-BOND INDEX
2/8/93               $    9,525                 $   10,000
12/31/93             $    9,557                 $   10,826
12/31/94             $    9,543                 $   10,604
12/31/95             $   11,600                 $   12,140
12/31/96             $   11,235                 $   12,622
12/31/97             $   12,552                 $   13,590
12/31/98             $   14,789                 $   14,764
12/31/99             $   14,065                 $   14,829
12/31/2000           $   16,656                 $   16,339
12/31/2001           $   16,574                 $   17,643
12/31/2002           $   17,035                 $   19,282
12/31/2003           $   16,660                 $   19,708

Average Annual Compounded Return for period ending December 31, 2003 (Class A shares)

One Year        - 6.86%
Five Year         1.39%
Ten Year          5.18%

----------

(1) Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(2) The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

PACIFIC ADVISORS
        INCOME AND EQUITY FUND

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2003, THE FUND HAD A TOTAL RETURN OF 6.63% FOR CLASS A SHARES, AND 5.88% FOR CLASS C SHARES(1). THE FUND'S BENCHMARKS, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2) AND THE S&P 500 INDEX(3), RETURNED 2.29% AND 28.69%, RESPECTIVELY, DURING THE SAME PERIOD.

Q    WHAT CHALLENGES DID THE CORPORATE BOND MARKET PRESENT IN 2003?

A    Interest rate uncertainty throughout 2003 led to sustained volatility in the corporate bond market. Early in the year, concerns about the strength of the economic recovery made bonds more attractive driving rates lower. In the third quarter, stronger economic growth prompted a sudden rise in rates as investors weighed the potential of an increase in short-term rates by the Federal Reserve. This rise, however, was short lived. Lingering concerns about the weaker dollar, the federal budget deficit and weak job growth raised questions about the viability of long-term economic growth and created volatility in the bond market throughout the remainder of the year.

     In 2003, we maintained an active and adaptive investment strategy to manage risk in the corporate bond market. Early in the year, we began to shorten the Fund's average maturity to protect principal as rates declined. We sold lower rated, longer-term bonds and used the proceeds to acquire high-quality, shorter-term bonds. Many of the best investment opportunities came from companies in the financial services, utility and manufacturing sectors including BANK ONE, PIEDMONT NATURAL GAS and WHIRLPOOL CORPORATION. We maintained a shorter average maturity of 4 to 5 years in response to continued volatility throughout the year. With this adaptive approach, the Fund achieved good bond performance while managing risk.

Q    WHAT BENEFIT DID THE FUND'S EQUITY COMPONENT PROVIDE IN THIS TYPE OF
MARKET?

A    As the economic recovery gained strength in 2003, performance in the equity market improved significantly. To take advantage of this recovery, we maintained a greater equity position at approximately 20% of the Fund's portfolio. We focused on acquiring and adding to positions in high-quality, dividend paying common stocks in the stronger sectors of the market such as commodities, financial services and utilities. The Fund acquired new positions in ALCOA and WILMINGTON TRUST while adding to existing holdings in FREDDIE MAC, JOHNSON & JOHNSON, and HOSPITALITY PROPERTIES. We also maintained approximately 10% of the Fund's portfolio in high-quality preferred stocks to provide additional current income and capital appreciation potential.

     In 2003, the absolute low level of interest rates made high-quality, high-yielding corporate bonds more difficult to find. Like consumers, many businesses refinanced their debt to take advantage of low interest rates. In addition, bond market volatility required the Fund to maintain a more defensive and conservative investment strategy to manage risk. With the Fund's equity holdings, we were able to take advantage of stronger performance in the equity market to improve the Fund's total return during this period.

Q    WHY DOES THE FUND FOCUS ON TOTAL RETURN?

A    The Income and Equity Fund is designed for more conservative investors seeking current income. Many investors and mutual funds seeking current income focus exclusively on yield while ignoring total return. With this focus on yield, many funds may maintain a high level of current income even as the principal value of their underlying investments decline.

     We utilize an investment strategy that focuses on achieving total return to help protect against price fluctuations and provide investment stability. In the Fund's bond portfolio, we seek to manage to the yield curve by investing in the highest yielding bonds at maturities with the least amount of market risk. This allows the Fund to achieve its current income objective while managing interest rate risk. Unlike many other bond funds, the Income and Equity Fund invests a small portion of its portfolio in high quality, dividend paying common and preferred stocks. These investments help supplement the Fund's current income while providing additional opportunities for capital appreciation. With the recent reduction in taxes on certain dividends, the Fund should receive an even greater benefit from its equity holdings.

Q    WHAT IS YOUR OUTLOOK FOR THE CORPORATE BOND MARKET IN 2004?

A We anticipate the corporate bond market will remain somewhat challenging in 2004. Economic indicators suggest the economy will grow at a healthy rate in the coming year, which will make equities more attractive when compared to bonds. In addition, we expect corporations will continue to take advantage of lower interest rates by refinancing their debt to improve profitability. These conditions will likely make high-quality, high-yielding bonds harder to find.

     If economic growth remains healthy, we would expect the Federal Reserve to begin raising short-term interest rates by the end of year. The corporate bond market will likely remain volatile as bond investors await action by the Fed. We expect that corporate bond rates will remain in a trading range for most of the year as the bond market attempts to gauge the strength of the economy and anticipate the timing of any interest rate increases by the Fed. When the Fed begins to raise rates, we would expect to see a modest, but sustained, rise in corporate bond rates.

     As long as corporate bond rates remain in a trading range, we will maintain a shorter average maturity in the Fund's bond portfolio. This will enable us to manage bond market volatility while positioning the Fund to capitalize on new opportunities when rates begin to rise. As we see confirmation of a sustained rise in rates, we would expect to gradually move into longer-term bonds as we continue to manage to the yield curve. We also anticipate maintaining the Fund's higher equity position in the coming year to capitalize on continued growth in the equity market.

[CHART]

     INVESTMENT MIX as of 12/31/03

     1.  CORPORATE BONDS                         64.44%
     2.  EQUITIES                                17.23%
     3.  PREFERRED STOCK                         10.45%
     4.  CASH                                     6.20%
     5.  FOREIGN BONDS                            0.99%
     6.  U.S. GOVERNMENT SECURITIES               0.69%

(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Fund returns do not take into account the maximum 4.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold.
(2) The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.
(3) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Income & Equity Fund, Class A shares, on February 8, 1993 compared to the growth of the Lehman Intermediate T-Bond Index(2).

[CHART]

                             INCOME AND EQUITY FUND

              INCOME AND EQUITY FUND    S&P 500 INDEX   LEHMAN T-BOND INDEX
2/8/93             $      9,525           $  10,000         $   10,000
12/31/93           $      9,630           $  10,706         $   10,826
12/31/94           $      9,725           $  10,541         $   10,604
12/31/95           $     10,905           $  14,137         $   12,140
12/31/96           $     11,100           $  17,348         $   12,622
12/31/97           $     12,166           $  22,728         $   13,590
12/31/98           $     13,643           $  28,789         $   14,764
12/31/99           $     13,685           $  34,412         $   14,829
12/31/2000         $     14,510           $  30,922         $   16,339
12/31/2001         $     14,892           $  26,890         $   17,643
12/31/2002         $     14,755           $  20,606         $   19,282
12/31/2003         $     15,733           $  26,042         $   19,708

Average Annual Compounded Return for period ending December 31, 2003 (Class A shares)

One Year          1.60%
Five Year         1.86%
Ten Year          4.51%

----------

(1) Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 4.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(2) The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

                                              PACIFIC ADVISORS
                                                      Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2003, THE FUND RETURNED 18.63% FOR CLASS A SHARES, AND 17.58% FOR CLASS C SHARES(1). DURING THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 INDEX(2) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(3), RETURNED 28.69% AND 2.29%, RESPECTIVELY.

Q    HOW DID THE FUND CAPITALIZE ON GROWTH IN THE EQUITY MARKET DURING 2003?

A    The Fund entered 2003 in a more defensive equity position to manage continued volatility in the equity market. In early April, confirmation of a sustained recovery in the market and economy led us to modestly increase the Fund's equity exposure to approximately 50%. We added to existing positions and took advantage of new opportunities to acquire quality companies at reasonable or discounted prices such as H&R BLOCK, MYLAN LABORATORIES, and WASHINGTON MUTUAL. In addition, we looked for investments in sectors which we believed would perform well in the current economic environment. In the energy sector this included, PRIMA ENERGY, BRITISH PETROLEUM, and in the commodities sector, RIO TINTO.

     We also found attractive opportunities in companies out of favor in the market as a result of short-term setbacks. This included FIRST ENERGY, one of the nation's largest power providers, which experienced temporary disfavor after receiving credit for the East Coast blackout. The Fund also added MARSH & McLENNAN, a leading financial services company that experienced a setback when one of its smaller divisions became embroiled in the mutual fund scandals.

     By adapting to a more defensive position in 2002, we were able to minimize risk and position the Fund to capitalize on improved market performance. This strategy combined with our focus on maintaining a well diversified portfolio in high-quality stocks helped the Fund benefit from the market recovery and achieve strong performance in 2003.

Q    HOW DID THE FUND MANAGE TO THE CORPORATE BOND MARKET IN 2003?

A    Lingering concerns over the strength of the economy created heightened volatility in the corporate bond market during 2003. In the beginning of the year, we experienced a slight decline in interest rates as investors questioned early signs of improving economic growth. In the third quarter, new data confirming a longer-term recovery in the economy and corporate earnings led to a sharp rise in interest rates. Despite continued economic growth, investors remained concerned about the potential impact of a number of situations including the weaker dollar, weak job growth, and the emergence of new geopolitical threats. As a result, bond market volatility persisted as interest rates fluctuated in a narrow trading range throughout the remainder of the year.

     In response to this volatile environment, the Fund maintained a shorter average maturity in its bond portfolio. The absolute low level of interest rates made yield opportunities harder to find in 2003. Many of the best opportunities for higher yields came from improving credit stories in companies in turnaround situations. We took advantage of some of these situations through bond positions in TYCO INTERNATIONAL and MALLINCKRODT. Utility companies also offered more attractive yields and we added or increased positions in companies such as NIAGARA MOHAWK POWER and PUBLIC SERVICE ELECTRIC & GAS. With this defensive position, the Fund achieved decent bond performance while managing risk.

Q    WHAT ARE YOUR EXPECTATIONS FOR THE CORPORATE BOND MARKET IN 2004?

A    Even with stronger economic growth in 2003, inflation remained low, giving the Federal Reserve the flexibility to take its time raising short-term interest rates. We anticipate the Fed will begin raising rates by the end of 2004 if the economy continues to grow at a healthy pace. We expect elevated volatility in the bond market during 2004 as investors attempt to gauge the strength of the economy and anticipate any action by the Fed.

     Throughout the course of the year, we expect to see a slight increase in yields. Given these conditions, the Fund will continue to maintain its shorter duration. This will help manage risk while providing the Fund with capital to take advantage of new opportunities as yields improve.

Q    CAN THE EQUITY MARKET SUSTAIN ITS GROWTH IN 2004?

A    While the economic outlook remains good for 2004, it will be critical to see some improvement in a number of areas in order to maintain long-term growth. Stronger job growth will be needed to support consumer confidence and spending. In addition, the federal government will need to control spending to address the growing budget deficit.

     Sustained U.S. economic growth will also depend on stronger economic growth in Europe and Asia. Stronger growth overseas would provide some support for U.S. economic growth by improving the value of the dollar and helping to stem the growing trade deficit. On the downside, stronger growth in the global economy could also increase inflation offsetting the impact of these benefits. At present, Europe and Asia appear to be moving toward strong growth. Sustained improvement will depend upon their ability and willingness to implement accommodative fiscal and monetary policies.

     Continued improvement in the equity market will depend largely on the strength of the U.S. economy. Current market valuations already reflect high economic and earnings expectations. With a more benign outlook for economic growth in 2004, we would expect a return to more historical equity market growth rather than a continuation of the rapid advance experienced in 2003. We also expect to see less consensus on the economic outlook which would produce somewhat greater volatility in the market. We anticipate the Fund will maintain its larger equity position in 2004 while continuing to focus on holding and acquiring high-quality companies at reasonable prices.

[CHART]

     INVESTMENT MIX as of 12/31/03

     1.  EQUITIES                                50.79%
     2.  CORPORATE BONDS                         44.68%
     3.  CASH                                     3.79%
     4.  U.S. GOVERNMENT SECURITIES               0.74%

(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold.
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(3) The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Balanced Fund, Class A shares, on February 8, 1993 compared to the growth of the S&P 5002 and Lehman Intermediate T-Bond(3) Indices.

[CHART]

                                  BALANCED FUND

              BALANCED FUND    S&P 500 INDEX   LEHMAN T-BOND INDEX
2/8/93          $   9,425        $  10,000          $  10,000
12/31/93        $   9,423        $  10,706          $  10,826
12/31/94        $   9,195        $  10,541          $  10,604
12/31/95        $   9,996        $  14,137          $  12,140
12/31/96        $  11,587        $  17,348          $  12,622
12/31/97        $  13,353        $  22,728          $  13,590
12/31/98        $  14,379        $  28,789          $  14,764
12/31/99        $  16,206        $  34,412          $  14,829
12/31/2000      $  17,825        $  30,922          $  16,339
12/31/2001      $  16,978        $  26,890          $  17,643
12/31/2002      $  16,120        $  20,606          $  19,282
12/31/2003      $  19,124        $  26,042          $  19,708

Average Annual Compounded Return for period ending December 31, 2003 (Class A shares)

One Year         11.77%
Five Year         4.62%
Ten Year          6.70%

----------

(1) Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(3) The Lehman Treasury Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

PACIFIC ADVISORS
        GROWTH FUND

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2003, THE FUND RETURNED 30.29% FOR CLASS A SHARES, AND 28.14% FOR CLASS C SHARES(3). THE FUND'S BENCHMARKS, THE S&P 500 AND THE NASDAQ 100, INCREASED 28.69% AND 49.10%, RESPECTIVELY, DURING THE SAME PERIOD.

Q    WHY DID EQUITY MARKET PERFORMANCE IMPROVE DRAMATICALLY IN 2003?

A    The first quarter of 2003 brought little change in the equity market.
Investors were concerned about the sustainability of the economic recovery, as well as the outcome and impact of tensions in Iraq. By the end of the first quarter, investors saw substantial evidence to suggest the economy and corporate earnings were on track for sustained growth. An end to the uncertainty in Iraq in early April opened the door for capital to come back into the market.

     The market recovery took place in two phases. Early in the year, the technology sector finally reached an end to its post-Y2K drought. Tech stocks began to recover as companies stepped up spending to replace outdated equipment. Capital moved aggressively into this area of the market as evidenced by the dramatic rise in the Nasdaq 100 Index. Capital also moved quickly and more abundantly into small and mid cap companies, which were some of the first to benefit from renewed economic growth.

     Strong performance in these areas of the market served as a catalyst for a recovery in larger cap stocks during the latter part of the year. Performance in this area of the market improved, but lagged behind that of small and mid cap stocks. As a result, the performance of the S&P 500 was roughly half of the Nasdaq 100.

Q    WHAT WAS THE FUND'S INVESTMENT STRATEGY LAST YEAR?

A    The Fund entered 2003 in a defensive posture. To manage market volatility and risk in 2002, we weighted the Fund's portfolio toward more stable growth stocks. We concentrated the Fund's holdings in areas which typically perform better in a slower growing economy, such as consumer products and services and healthcare. We also maintained a larger cash position to give the Fund the ability to take advantage of new opportunities in a recovering market.

     As the market recovery took hold in 2003, we shifted to a more assertive investment strategy. We reduced or sold some of the Fund's more defensive positions. We weighted the portfolio toward more traditional growth stocks producing higher earnings and revenue growth in sectors that tend to perform well in a recovering economy. For example, we added a number of new positions in the commodities and basic materials sector, including LOUISIANA PACIFIC, GEORGIA PACIFIC, ANGLOGOLD and HERCULES, INC.

     The Fund largely avoided technology stocks in 2003. While this sector offered the strongest growth and the highest returns, it also carried the greatest risk. We avoided assuming unnecessary risk and made only a few select investments in more stable tech stocks, such as ANDREW CORPORATION and SYMBOL TECHNOLOGIES. This adaptive and more conservative investment strategy allowed the Fund to manage risk while achieving strong performance in 2003. While the portfolio holdings improved across the board, some of the Fund's top performers included ST. JUDE MEDICAL and ZIMMER HOLDINGS in the healthcare field, telecom positions such as NEXTEL COMMUNICATIONS and QUALCOMM, and SYMBOL TECHNOLOGIES.

Q    HOW DO YOU MANAGE RISK IN THE GROWTH MARKET?

A    Risk management begins with the Fund's commitment to seek LONG-TERM capital appreciation. We do not attempt to chase market performance or make speculative, short-term bets. Instead, we look to invest in reasonably priced stocks that we believe will provide stable, long-term growth. In our stock selection process, we use a blend of technical and fundamental analysis to examine potential investments. Our technical analysis helps us track market momentum and identify the leading sectors and industries in the market. Our fundamental analysis helps us identify the stocks in those sectors and industries that we believe represent the best opportunities for stable, long-term growth.

     Furthermore, the Fund employs an adaptive investment strategy to help manage risk. In volatile markets, we seek to minimize risk by weighting the Fund's portfolio toward more conservative growth investments. We will also hold a larger cash position to manage volatility and position the Fund to capitalize on new investment opportunities when the market begins to recover. In advancing markets, the Fund manages risk by focusing on more traditional growth stocks while avoiding highly volatile and speculative areas of the market.

Q    WHAT OPPORTUNITIES AND RISKS DO YOU ANTICIPATE IN THE MARKET DURING 2004?

A    We anticipate good performance from the equity market in 2004, but we do not expect it will match the exceptionally high returns achieved in 2003. Current data suggest the economy and corporate earnings will continue to grow at a modest pace. While we anticipate a slight rise in interest rates, they should remain relatively low making equities more attractive in comparison to other investments. Our optimistic outlook is tempered by the understanding that several factors could present challenges to growth including new geopolitical threats, lagging economic growth in Europe and Asia, continued weakness in the dollar, and the presidential election.

     Even with the abundant market growth in 2003, a significant amount of capital remains on the sidelines for investment. Given good economic growth, increasing corporate earnings, and a stable geopolitical environment, this should provide enough fuel for continued market growth. Growth in 2004 will likely be more evenly spread across the market as opposed to the segmented growth experienced in 2003. We expect large cap stocks will lead in market performance during 2004 while small and mid cap stocks should continue to perform well.

     We anticipate maintaining our more assertive investment strategy in 2004. We will continue to keep the Fund more fully invested and weighted toward growth stocks with higher revenue and earnings growth. As the market recovery advances, we will look to keep the Fund concentrated in the better performing sectors and companies within those sectors.

[CHART]

     INVESTMENT MIX as of 12/31/03

     1.  EQUITIES                                94.96%
     2.  CASH                                     5.04%

(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(2) The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.
(3) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Growth Fund, Class A shares, on May 1, 1999 compared to the growth of the S&P 500(2) and Nasdaq 100(3) Indices.

[CHART]

                                   GROWTH FUND

                GROWTH FUND   S&P 500 INDEX   NASDAQ 100 INDEX
5/1/99           $   9,425      $   10,000       $   10,000
12/31/99         $  11,875      $   11,953       $   20,109
12/31/2000       $  10,002      $   10,741       $   12,701
12/31/2001       $   7,163      $    9,340       $    8,554
12/31/2002       $   5,576      $    7,158       $    5,339
12/31/2003       $   7,265      $    9,046       $    7,962

Average Annual Compounded Return for period ending December 31, 2003 (Class A shares)

One Year         22.89%
Inception        -8.14%

----------

(1) Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(3) The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.

                                              PACIFIC ADVISORS
                                                      MULTI-CAP VALUE FUND

INVESTS IN A DIVERSIFIED PORTFOLIO OF LARGE TO SMALL CAPITALIZATION COMPANIES USING AN ACTIVELY MANAGED, VALUE-BASED INVESTMENT APPROACH.

INTERVIEW WITH PORTFOLIO MANAGER
SHELLY J. MEYERS

FOR THE YEAR ENDED DECEMBER 31, 2003, CLASS A SHARES RETURNED 44.15% AND CLASS C SHARES RETURNED 43.24%(1). DURING THE SAME PERIOD, THE FUND'S BENCHMARK, THE S&P 500(2), RETURNED 28.69%. BASED ON ITS 1-YEAR TOTAL RETURN AS OF DECEMBER 31ST, THE MULTI-CAP VALUE FUND (A) RANKED IN THE TOP 2% OF THE 579 MULTI-CAP CORE FUNDS TRACKED BY LIPPER(3).

Q    WHAT DROVE EQUITY MARKET PERFORMANCE IN 2003?

A    By the beginning of 2003, the stage was set for recovery in the equity market. The fallout from the worst three years in the market since The Great Depression left the market significantly undervalued. In addition, historically low interest rates made alternative investments unattractive when compared to equities. Finally, economic and monetary stimuli in the form of tax cuts and low interest rates created substantial capital for investment.

     During the first quarter, however, market performance continued to lag. Investors remained cautious and tentative as they awaited confirmation of a sustained recovery in the economy and corporate earnings, as well as a resolution to the geopolitical tension in Iraq. By early April, investors gained a better read on the situation in Iraq and the long-term prospects for the economy giving them the confidence to re-enter the market. When the market finally began to advance, investors moved quickly to put their money to work to avoid missing out on improved performance. Further economic improvement, and the large amount of money available for investment, continued to fuel market growth through the remainder of the year.

Q    HOW DID THE FUND CAPITALIZE ON IMPROVED MARKET PERFORMANCE?

A    The Fund benefited from the market recovery as a result of its patient and disciplined investment strategy. The market downturn provided numerous investment opportunities for the Fund in 2002. The Fund used its strong cash position to take advantage of these opportunities and build a diversified portfolio of solid but undervalued companies. Despite continued market volatility throughout 2002 and early 2003, the Fund held to its investment strategy and maintained these positions. The Fund's patience paid off when the market recovery finally took hold in 2003 and the Fund benefited across the board from its holdings. Some of the Fund's top performers included LUCENT TECHNOLOGIES, GAP, CENDANT, and WATSON PHARMACEUTICALS.

Q    WHAT NEW INVESTMENTS DID THE FUND MAKE IN 2003?

A    With the market advance in 2003, undervalued companies were more difficult to find. A number of investment opportunities resulted from companies experiencing a decline in their stock price as a result of short-term setbacks. We believed these companies were undervalued by the market based on their strong fundamentals and long-term business prospects. For example, the Fund acquired SCHERING-PLOUGH, a leading pharmaceutical company, when temporary regulatory concerns drove the stock's price lower. The Fund also took advantage of similar situations and purchased ENDO PHARMACEUTICALS and FREDDIE MAC.

     While 2003 remained, for the most part, a "stock picker's market, we did find a number of investment opportunities in the oil and financial services sector. Concerns over the sustainability of oil prices kept most oil companies out of favor with the market. Given the number of factors in place to help support oil prices, including the weak dollar and reconstruction in Iraq, we believed many of these companies were undervalued by the market. This led the Fund to add companies such as CHEVRONTEXACO and MARATHON OIL to its portfolio. In the financial services industry, the Fund acquired companies such as NATIONWIDE FINANCIAL SERVICES and LINCOLN NATIONAL. By the end of 2003, the Fund had already begun to benefit from these new investments.

Q    HOW DOES THE FUND MANAGE RISK?

A    The Fund manages risk through careful stock selection and diversification.
We use a strict set of criteria to evaluate potential investments. In addition to being undervalued by the market, companies must possess strong fundamentals and a price catalyst that will cause them to receive greater market recognition. We do extensive fundamental research and actively review the Fund's holdings to watch for changes in any of these dynamics. When a company no longer meets the Fund's investment criteria, the position is sold. We also maintain a diversified portfolio by investing in companies in a variety of sectors across all market capitalizations. We closely monitor and limit the percentage the Fund owns in any one sector or company to help minimize risk.

Q   WILL THE MARKET BE ABLE TO SUSTAIN ITS ROBUST GROWTH IN 2004?

A    Market performance in 2004 will depend primarily on the strength of the economy. All signs indicate economic growth will be healthy, but not spectacular, in the coming year. While inflation remains low and consumer and business spending continues to increase, a number of factors will prevent a breakthrough in economic growth.

     We expect the Fed will take some action to raise interest rates before year-end, which should begin to temper spending growth. Job growth remains lackluster and probably will not improve as much as desired. Many jobs have been permanently lost to cheaper labor markets overseas or eliminated due to advances in technology and productivity. The growing federal budget deficit and the weaker dollar may also present challenges to economic growth.

     Market returns in 2003 were well above historical averages and it is unlikely that the market will achieve as strong of a performance in 2004. Nevertheless, a significant amount of capital remains on the sidelines waiting to be invested which should provide continued fuel for the market. Barring any geopolitical surprises, and assuming the economy continues to grow as expected, we anticipate good market growth and performance in the coming year.

[CHART]

     INVESTMENT MIX as of 12/31/03

     1.  EQUITIES                                90.31%
     2.  CASH                                     9.69%

(1) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold.
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(3) The Fund ranked number 11 based on a 1-year total return of 45.56% as calculated by Lipper.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Multi-Cap Value Fund, Class A shares, on April 1, 2002 compared to the growth of the S&P 500(2).

[CHART]

                              MULTI-CAP VALUE FUND

                MULTI-CAP VALUE FUND    S&P 500 INDEX
4/1/2002             $    9,425          $  10,000
12/31/2002           $    7,493          $   7,663
12/31/2003           $   10,801          $   9,684

Average Annual Compounded Return for period ending December 31, 2003 (Class A shares)

One Year         35.78%
Inception         4.50%

----------

(1) Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

PACIFIC ADVISORS
        SMALL CAP FUND

INVESTS PRIMARILY IN SMALL COMPANY STOCKS(1) WITH A MARKET CAP BELOW $500M USING A VALUE INVESTMENT APPROACH. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGERS
GEORGE A. HENNING
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2003, THE FUND RETURNED 83.21% FOR CLASS A SHARES, AND 81.83% FOR CLASS C SHARES(2). THE FUND'S BENCHMARK, THE RUSSELL 2000 STOCK INDEX(3), RETURNED 47.25% FOR THE SAME PERIOD. THE SMALL CAP FUND (A) RANKED #10 OUT OF 517 SMALL CAP CORE FUNDS TRACKED BY LIPPER BASED ON ITS 1-YEAR PERFORMANCE AS OF DECEMBER 31ST.(4)

Q    WHY DID SMALL CAP STOCKS OUTPERFORM THE MARKET IN 2003?

A    Small cap stocks, in particular, were hit hard during the recent bear market and became significantly undervalued in comparison to the rest of the market. The impact of corporate accounting irregularities, the recession and geopolitical instability contributed to the significant deterioration in small cap valuations during 2002. As market volatility persisted throughout 2002 and into first part of 2003, investors moved a significant amount of capital to the sidelines waiting for improved market performance.

     Historically, small cap stocks have provided market leadership in the early stages of an economic recovery. Small cap companies were some of the first to benefit the economic recovery in late 2002 and early 2003 with stronger earnings and revenue growth. In early 2003, as geopolitical tensions stabilized and economic conditions improved, investors began moving capital back into the equity market. They focused on small cap stocks which offered some of the best investment opportunities because of their attractive valuations and strong growth prospects. Financial, energy, technology, and manufacturing stocks were some of the early market leaders. Momentum in the equity market continued during the second half of the year as investors feverishly put capital to work to avoid missing out on the strong growth in the equity market. Small cap stocks continued to benefit as investors moved additional capital from the real estate and bond markets to the equity market.

Q    WHY DID THE FUND PERFORM SO WELL IN COMPARISON TO THE RUSSELL 2000 INDEX?

A    Strategic positioning in 2002 allowed the Fund to achieve superior performance in 2003. During 2002, we weighted the Fund's portfolio toward sectors expected to benefit early on in an economic and market recovery such as financial services, energy and select technology holdings. We patiently maintained this investment strategy throughout 2002 and, when the market began to recover in 2003, the Fund experienced improved performance across the board in its holdings. Some of the Fund's top performers included financial companies such as EAST WEST BANK, NARA BANK, and FIRST CASH FINANCIAL SERVICES. INTERVOICE, ELKCORP, CHESAPEAKE ENERGY, TYLER TECHNOLOGIES, and CARREKER CORPORATION also experienced significant growth during the year.

     As valuations improved, we reduced the Fund's exposure in certain positions and took profits to reinvest in emerging investment opportunities. We concentrated the Fund's newer holdings in sectors and industries expected to lead market performance in a recovering economy. In the transportation sector, this included SCS TRANSPORTATION, a spin-off of one of the nation's largest trucking company. With its extensive nationwide network, we believed SCS stood to benefit substantially from an emerging recovery in the transportation industry. In anticipation of improvement in the manufacturing sector, the Fund added positions in TITAN INTERNATIONAL, maker of parts for John Deere and Caterpillar equipment, and AVIALL, a leader in parts distribution for general and military aircraft. With the demand for oil and natural gas continuing to rise, we also added to the Fund's holdings in the energy sector with positions in HARVEST NATURAL RESOURCES and DENBURY RESOURCES.

Q    WHAT MAKES THE FUND'S INVESTMENT STRATEGY SO EFFECTIVE?

A    Rather than attempting to chase short-term market performance, we focus on investing in undervalued companies with strong prospects for sustained, long-term growth. We perform fundamental research to surface companies which are leaders in their industries and possess a strategic business plan to maintain long-term growth. We often follow up this research by meeting personally with management to gain a greater understanding of a company's business. This approach allows us to identify many hidden investment opportunities.

     As an example, in 2002, several of the Fund's positions fell out of favor with the market as a result of financial setbacks. These companies included INTERVOICE, which is a leader in voice recognition technology, and AMERICAN SERVICE GROUP, the largest provider of medical services to correctional facilities. Through our research, we knew these companies well enough to understand these problems were temporary and would lead to structural changes to strengthen their businesses. Instead of selling these companies, we took advantage of their price declines and added to the Fund's positions. The Fund benefited significantly as these companies resolved their problems and gained greater market recognition.

     It is impossible to predict short-term market performance or exactly when a particular company will gain greater market recognition. When the Fund takes a position in a company, we understand it may take some time for the Fund to realize the full benefit of its investment. Our knowledge of these companies, and our confidence in their long-term prospects, gives us the comfort and the ability to patiently hold these positions to help the Fund achieve its long-term growth objective.

Q    WHAT IS YOUR ECONOMIC OUTLOOK FOR 2004?

A    Market growth in 2004 will depend primarily on geopolitical stability and continued economic and earnings growth. Technical indicators suggest the economy is on pace for decent, but not spectacular, growth in the coming year. Low levels of inflation and interest rates should remain, keeping consumer and business spending growing at a healthy rate.

     While a number of concerns exist, we do not believe they present significant threats to the economy at this time. Job growth may be weaker than desired, but the unemployment rate remains below the historical average of 6%, which should provide enough support for modest economic growth. Despite rapid growth in the federal budget deficit to stimulate the economy and provide for national defense, it too remains relatively low by historical standards. As the economy improves, growing tax receipts should help alleviate the deficit. The federal government, however, will also need to manage spending increases to avoid jeopardizing long-term economic growth. Finally, we would anticipate some recovery in the U.S. dollar as the economy recovers and interest rates become attract more foreign investors.

Q    CAN SMALL CAP STOCKS MAINTAIN THEIR STRONG PERFORMANCE IN 2004?

A    Given the tempered outlook for economic growth in 2004, we expect to see continued growth in the equity market, but at a much slower pace than in 2003. With the significant rise in valuations during 2003, we anticipate a modest market correction sometime in the first half of 2004. We would view such a correction as a positive event which would remove market excess and provide the Fund with new investment opportunities.

     Even with the strong growth they experienced in 2003, many small cap stocks remain largely undervalued. In addition, small cap companies have greater flexibility to adapt to changing market conditions and are generally more resistant to fluctuations in the economy. We believe this area of the market is well positioned for continued growth in 2004. We believe the Fund is well positioned to capitalize on this growth and take advantage of new opportunities created by changes in the market landscape.

[CHART]

     INVESTMENT MIX as of 12/31/03

     1.  EQUITIES                                96.98%
     2.  CASH                                     3.02%

(1) Small cap companies typically have fewer financial resources and may carry higher investment risks and experience greater stock price volatility than larger cap stocks.
(2) PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge was included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not consider individual taxes which may reduce actual returns when shares are sold.
(3) The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.
(4) The Fund's ranking is based on 1-year total return of 83.53% as calculated by Lipper. As of December 31, 2003, the Small Cap Fund (A) ranked 207th based on its 5-year average annual return out of 279 small cap core funds; and 67th based on its 10-year average annual return out of 70 small cap core funds.

CHANGE IN VALUE OF $10,000 INVESTMENT(1)

This chart shows the growth of a $10,000 investment made in Pacific Advisors Small Cap Fund, Class A shares, on February 8, 1993 compared to the growth of the Russell 2000 Index(2).

[CHART]

                                 SMALL CAP FUND

             SMALL CAP FUND   RUSSELL 2000 INDEX
2/8/93          $   9,425         $   10,000
12/31/93        $  11,319         $   11,700
12/31/94        $  10,870         $   11,328
12/31/95        $  12,771         $   14,297
12/31/96        $  18,352         $   16,407
12/31/97        $  19,628         $   19,774
12/31/98        $  16,379         $   19,092
12/31/99        $  13,800         $   22,837
12/31/2000      $  15,570         $   21,878
12/31/2001      $  18,720         $   22,103
12/31/2002      $  12,692         $   17,334
12/31/2003      $  23,253         $   25,198

Average Annual Compounded Return for period ending December 31, 2003 (Class A shares)

One Year         72.67%
Five Year         6.00%
Ten Year          6.82%

----------

(1) Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Past performance does not guarantee future results. Share price and returns fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
(2) The Russell 2000 Stock Index is an unmanaged, market weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

PACIFIC ADVISORS FUND INC.
      FINANCIAL STATEMENTS

                   PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2003

                                                          PRINCIPAL
                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 90.64%
US Treasury Bills
     US Treasury Bill 01/02/04                       $    3,000,000   $    2,999,970

US Treasury Note
     US Treasury Note 4.25% 11/15/13                      1,000,000          998,906

US Government Agencies
     Fannie Mae 3.00% 12/15/06                              750,000          750,212
     Fannie Mae 3.10% 07/28/08                            1,000,000          973,515
     Fannie Mae 4.00% 08/25/08                            1,000,000        1,003,734
     Federal Home Loan Bank 2.00% 12/23/05                  750,000          755,561
     Federal Home Loan Bank 2.50% 11/26/07                  750,000          756,343
     Federal Home Loan Bank 2.50% 12/12/06                  750,000          747,464
     Federal Home Loan Bank 2.75% 12/28/05                2,000,000        2,002,258
     Federal Home Loan Bank 3.25% 12/10/08                  750,000          751,476
     Federal Home Loan Bank 4.525% 05/14/10                 500,000          501,497
     Freddie Mac 2.00% 11/17/06                             850,000          854,849

                                                                           9,096,909

TOTAL US GOVERNMENT SECURITIES
     (Cost: $13,069,655)                                                  13,095,785
                                                                      --------------

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK - 4.83%
Energy
     PPL Corporation                                          5,000          218,750

Pipelines
     Kinder Morgan Energy Partners                            3,000          147,810

Utilities - Water
     Philadelphia Suburban Corporation                       15,000          331,500

TOTAL COMMON STOCK
     (Cost: $587,061)                                                        698,060
                                                                      --------------
PREFERRED STOCK - 4.58%
Banks - Regional
     Abbey National PLC 7.375% Preferred B                    4,000          110,840
     Chase Capital V 7.03%                                   10,000          251,500
     Citigroup Capital IX 6.00%                               5,000          126,900
     Citigroup Capital VII 7.125% 07/31/31                    5,000          133,600

                                                                             622,840

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
PREFERRED STOCK CONTINUED
Insurance - Life
     Phoenix Companies, Inc. 7.45% 01/15/32                   1,500   $       38,775

TOTAL PREFERRED STOCK
     (Cost: $661,520)                                                        661,615
                                                                      --------------
TOTAL INVESTMENT SECURITIES - 100.05%
     (Cost: $14,318,236)                                              $   14,455,460
                                                                      --------------
OTHER ASSETS LESS LIABILITIES - (0.05)%                                       (7,770)
                                                                      --------------
TOTAL NET ASSETS - 100%                                               $   14,447,690
====================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     PACIFIC ADVISORS INCOME AND EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2003

                                                          PRINCIPAL
                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS - 65.06%
Banks - Regional
     Bank of America Corporation 6.00% 03/15/06      $       20,000   $       21,427
     Bank One Corporation 7.25% 08/15/04                     30,000           31,067

                                                                              52,494

Beverages
     Anheuser Busch 7.125% 07/01/17                         125,000          142,214

Communications
     Citizens Communications 7.45% 01/15/04                  80,000           80,097

Computer & Related Equipment
     International Business Machines 5.625%
       04/12/04                                              55,000           55,646

Cosmetic/Personal Care
     Scott Paper Company 10.00% 03/15/05                     60,000           65,629

Electrical
     Northwestern Corporation 7.10% 08/01/05                125,000          127,031

Entertainment
     Time Warner, Inc. 8.11% 08/15/06                       100,000          113,203

Financial Services
     Associates Corporation N.A. 8.55% 07/15/09              80,000           97,281
     Ford Motor Credit Corporation 7.375% 10/28/09           50,000           54,908
     General Motors Acceptance Corporation 8.75%
       07/15/05                                              95,000          102,584

                                                                             254,773

Financial Services - Diversified
     General Electric Capital Floating Rate Note
       01/01/49                                              75,000           74,144
     General Electric Capital 8.50% 07/24/08                 46,000           55,298
     General Electric Capital 8.65% 05/15/09                 40,000           48,860
     General Electric Capital 8.875% 05/15/09               175,000          215,646

                                                                             393,948

Food Retailers
     Safeway, Inc. 9.875% 03/15/07                          270,000          321,204

Gas
     Piedmont National Gas Company 7.80% 09/29/10           150,000          180,448

Heavy Machinery
     Deere & Company 8.95% 06/15/19                          76,000           93,762

Home Furnishings
     Whirlpool Corporation 9.10% 03/15/04                    70,000           70,964

Industrial
     Caterpillar, Inc. 9.375% 08/15/11                       94,000          123,688

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          PRINCIPAL
                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Insurance - Full Line
     Cigna Corporation 8.25% 01/01/07                $       30,000   $       33,722
     Transamerica Corporation 9.375% 03/01/08               112,000          133,122

                                                                             166,844

Insurance - Life
     American General Finance Corporation 5.875%
       12/15/05                                             100,000          107,010
     American General Finance Corporation 8.125%
       08/15/09                                              91,000          108,802

                                                                             215,812

Insurance - Specialty
     MBIA, Inc. 9.375% 02/15/11                              14,000           18,246

Oil - Integrated Majors
     Enron Oil and Gas 6.50% 09/15/04                       225,000          232,418
     Texaco Capital 8.625% 06/30/10                         170,000          213,804

                                                                             446,222

Retailers - Broadline
     Wal-Mart Stores 8.00% 09/15/06                          50,000           57,007

Semiconductor & Related
     Gerber Products 9.00% 10/15/06                         100,000          115,322

Telephone Systems
     Bellsouth Capital Funding Corporation 6.04%
       11/15/26                                              85,000           92,744
     Bellsouth Capital Funding Corporation 6.30%
       12/15/15                                             258,496          283,350
     GTE Hawaiian Telecom 6.75% 02/15/05                    122,000          128,540
     SBC Communications 6.59% 09/29/08                      185,000          204,708
     Wisconsin Bell 6.35% 12/01/26                           50,000           54,980

                                                                             764,322

Transportation
     Norfolk Southern Corporation 7.875% 02/15/04           164,000          165,065

Utilities - Electric
     Niagara Mohawk Power 9.75% 11/01/05                     20,000           22,586
     Pennsylvania Power & Light 6.55% 03/01/06               75,000           81,002
     Potomac Electric Power 6.25% 10/15/07                   75,000           82,578
     Potomac Electric Power 6.50% 09/15/05                  115,000          123,103
     Public Service Electric & Gas 6.75% 03/01/06           275,000          299,398
     Public Service Oklahoma 6.50% 06/01/05                  50,000           53,185
     Public Service Oklahoma 7.375% 12/01/04                 30,000           31,629

                                                                             693,481

TOTAL CORPORATE BONDS
     (Cost: $4,589,514)                                                    4,717,422
                                                                      --------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          PRINCIPAL
                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------
FOREIGN BONDS - 0.99%
Foreign Government
     Ontario Province Canada 7.625% 06/22/04         $       70,000   $       72,112

TOTAL FOREIGN BONDS
     (Cost: $71,319)                                                          72,112
                                                                      --------------

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK - 17.40%
Automobile Parts
     Genuine Parts Company                                    2,000           66,400

Aluminum
     Alcoa, Inc.                                              1,000           38,000

Banks - Money Center
     Bank of America                                          1,000           80,430

Banks - Regional
     Willmington Trust Company                                1,000           36,000

Chemicals - Specialty
     International Flavors and Fragrances                     2,000           69,840

Diversified Companies
     General Electric                                         2,000           61,960

Electric
     Dominion Resources                                       1,000           63,830

Financial Services - Specialty
     Freddie Mac                                              2,000          116,640

Healthcare Provider
     HCA, Inc.                                                1,000           42,960

Industrial Diversified
     Tyco International, Ltd.                                 2,000           53,000

Insurance - Property
     American International Group, Inc.                       1,000           66,280
     Chubb Corporation                                          500           34,050

                                                                             100,330

Medical & Biotechnology
     Johnson & Johnson                                        3,000          154,980

Pharmaceuticals
     Pfizer, Inc.                                             2,500           88,325

Pipelines
     El Paso Energy Corporation                               1,000            8,190

Real Estate Investment Trusts
     Hospitality Properties                                   5,000          206,400

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Utilities
     American Electric Power Company, Inc.                    1,000   $       30,510
     Public Service Enterprise Group, Inc.                    1,000           43,800

                                                                              74,310

TOTAL COMMON STOCK
     (Cost: $1,295,294)                                                    1,261,595
                                                                      --------------
PREFERRED STOCK - 10.55%
Financial Services
     Chase Capital V 7.03%                                    2,000           50,300
     Citigroup Capital VII 7.125% 07/31/31                    2,000           53,440
     Citigroup Capital IX 6.0%                                4,000          101,520
     First Bancorp Puerto Rico 7.40% Preferred C              2,000           53,300

                                                                             258,560

Insurance - Full Line
     ING Capital Funding Trust II                             2,500           68,850

Insurance - Life
     American General Preferred C 7.875%                      1,000           26,080
     Phoenix Companies, Inc. 7.45% 01/15/32                   3,500           90,475
     Westpac Capital Trust I 8.00%                            3,000           77,010

                                                                             193,565

Real Estate Investment Trusts
     Price Legacy Corporation Preferred A 8.75%               5,000          243,750

TOTAL PREFERRED STOCK
     (Cost: $735,805)                                                        764,725
                                                                      --------------

                                                          PRINCIPAL
                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 0.69%
US Government Agencies
     Federal Farm Credit Bank 4.74% 02/06/06         $       50,000   $       50,170

TOTAL US GOVERNMENT SECURITIES
     (Cost: $50,137)                                                          50,170
                                                                      --------------
TOTAL INVESTMENT SECURITIES - 94.69%
     (Cost: $6,742,069)                                               $    6,866,024
                                                                      --------------
SHORT-TERM INVESTMENTS - 6.26%
     United Missouri Bank Money Market Fiduciary
       Account                                                               453,937

OTHER ASSETS LESS LIABILITIES - (0.95)%                                      (68,530)
                                                                      --------------
TOTAL NET ASSETS - 100%                                               $    7,251,431
====================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2003

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK - 48.96%
Advertising
     Interpublic Group*                                      20,000   $      312,000

Banks
     Banco Latinamericano De Exportaciones*                  35,000          673,050
     Washington Mutual                                        6,000          240,720

                                                                             913,770

Biotechnology
     Cambrex Corporation                                     16,000          404,160
     Mylan                                                   10,000          252,600

                                                                             656,760

Chemicals - Specialty
     Cabot Micro Electronics, Inc.*                           2,000           98,000

Communications
     Nokia Corporation ADR                                   15,000          255,000

Diversified Companies
     General Electric                                        15,000          464,700

Electric
     Duke Energy Corporation                                 17,500          357,875
     First Energy Corporation                                 8,000          281,600
     Sony Corporation*                                        6,000          208,020

                                                                             847,495

Entertainment
     AT&T - Liberty Media Group Class A*                     20,000          237,800
     Viacom, Inc.                                             5,000          221,900

                                                                             459,700

Financial Services
     H&R Block                                               10,000          553,700

Financial Services - Diversified
     Convergys Corporation*                                   9,000          157,140

Financial Services - Specialty
     Freddie Mac                                              6,000          349,920

Food
     Cadbury Schweppes                                        9,000          269,010
     JM Smucker Company                                       5,000          226,450

                                                                             495,460

Forest Products
     Rayonier, Inc.                                          10,683          443,451

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Gas - Integrated
     Bristish Petroleum                                       6,000   $      296,100
     Prima Energy                                             8,000          281,280

                                                                             577,380

Health Care Provider
     Tenet Healthcare Corporation                            15,000          240,750

Industrial - Diversified
     Cubic Corporation*                                      10,000          230,000
     Tyco International, Ltd.                                15,000          397,500

                                                                             627,500

Industrial & Commercial Services
     GATX Corporation                                        15,000          419,700
     Reliance Steel                                           8,000          265,680

                                                                             685,380

Insurance - Full Line
     Marsh & McLennan                                         5,000          239,450
     Berkshire Hathaway, Inc. - Class A*                          4          337,000

                                                                             576,450

Insurance - Life
     MetLife, Inc.                                            7,500          252,525

Oilfield Equipment Services
     Cooper Cameron                                           4,000          186,400

Media
     Time Warner                                             18,000          323,820

Medical & Biotechnology
     Bristol Myers Squibb Company                            15,000          429,000
     Inverness Medical Innovations, Inc.*                    11,800          257,004
     Johnson & Johnson                                        5,000          258,300
     Wyeth                                                    6,000          254,700

                                                                           1,199,004

Medical Equipment
     Perkin Elmer                                             8,000          136,560

Mining - Diversified
     Rio Tinto PLC                                            3,000          333,930

Pharmaceuticals
     Pfizer, Inc.                                             7,500          264,975
     Pharmaceutical Resources, Inc.*                          4,000          260,600

                                                                             525,575

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Pipelines
     Williams Companies, Inc.                                25,000   $      245,500

Publishing
     Moodys Corporation                                       5,000          302,750
     R H Donnelley Corporation*                               5,000          199,200
     Scholastic Corporation                                   3,000          102,120

                                                                             604,070

Real Estate
     Catellus Development Corporation*                       13,946          336,378

Retailers - Specialty
     Costco Wholesale                                         8,000          297,440
     Michaels Stores, Inc.                                    6,000          265,200

                                                                             562,640

Software & Computer Processing Equipment
     Reynolds & Reynolds                                      8,000          232,400

Technology
     Lucent Technologies*                                    35,000           99,400

TOTAL COMMON STOCK
     (Cost: $9,359,909)                                                   13,752,758
                                                                      --------------

                                                          PRINCIPAL
                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS - 44.59%
Banks - Regional
     Bank of America Corporation 6.00% 03/15/06      $      100,000          107,133
     Bank One Corporation 7.25% 08/15/04                     78,000           80,775

                                                                             187,908

Computers & Related Equipment
     Sun Microsystems 7.35% 08/15/04                        250,000          258,164

Financial Services
     Beneficial Corporation 8.40% 05/15/08                  105,000          121,596
     Citicorp, Inc. 5.80% 03/15/04                           40,000           40,356
     General Electric Capital Floating Rate Note
       09/01/48                                             275,000          271,881
     General Electric Capital 8.125% 05/15/02               250,000          302,683
     General Electric Capital 8.30% 09/20/09                170,000          207,567
     General Motors Acceptance Corporation
       Floating Rate Note 11/15/49                          100,000           98,038
     General Motors Acceptance Corporation 8.75%
       07/15/05                                             613,000          647,519

                                                                           1,689,639

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          PRINCIPAL
                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Food Retailers
     Safeway, Inc. 9.30% 02/01/07                    $      309,000   $      361,479
     Safeway, Inc. 9.65% 01/15/04                            74,000           74,117
     Safeway, Inc. 9.875% 03/15/07                          773,000          919,596

                                                                           1,355,192

Home Furnishings
     Whirlpool Corporation 9.10% 03/15/04                    70,000           70,964

Industrial
     Tenneco Packaging PTV 8.00% 04/15/07                    60,000           67,776
     Tyco International Group 5.875% 11/01/04               350,000          359,625

                                                                             427,401

Insurance - Full Line
     Cigna Corporation 7.40% 05/15/07                       195,000          216,427
     Cigna Corporation 8.25% 01/01/07                       321,000          360,825
     Transamerica Corporation 9.375% 03/01/08               100,000          118,859

                                                                             696,111

Media
     Seagrams & Sons 7.00% 04/15/08                         310,000          331,229

Medical Equipment
     Mallinckrodt 6.50% 11/15/07                            400,000          423,000

Oil - Integrated Majors
     Atlantic Richfield 10.875% 07/15/05                    289,000          328,070
     Enron Oil & Gas 6.50% 09/15/04                         575,000          593,958
     Enron Oil & Gas 6.70% 11/15/06                         107,000          118,873

                                                                           1,040,901

Recreational
     International Game Technology 7.875% 05/15/04          344,000          351,166

Semiconductor & Related Products
     Gerber Products 9.00% 10/15/06                         359,000          414,006

Telephone Systems
     Bellsouth Telecommunications 6.30% 12/15/15            553,920          607,178
     Citizens Communications 7.45% 01/15/04                  35,000           35,042
     GTE Corporation 8.75% 11/01/21                         689,000          848,421
     GTE South, Inc. 6.125% 06/15/07                        100,000          108,894
     New England Telephone & Telecommunications
       6.875% 10/01/23                                      135,000          137,607
     NYNEX Capital Fund 8.23% 10/15/09                      475,000          568,847

                                                                           2,305,989

Transportation
     Norfolk Southern Corporation 7.875% 02/15/04           175,000          176,136

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          PRINCIPAL
                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Utilities - Electric
     Niagara Mohawk Power 8.00% 06/01/04             $       80,000   $       82,074
     Niagara Mohawk Power 9.75% 11/01/05                    535,000          604,179
     Northwestern Corporation 7.00% 08/15/23                250,000          246,563
     Northwestern Corporation 7.10% 08/01/05                305,000          309,956
     Pacific Gas & Electric 8.25% 11/01/22                   55,000           56,925
     Potomac Electric Power 6.50% 03/15/08                   92,000          101,872
     Public Service Electric & Gas 6.25% 01/01/07            84,000           91,712
     Public Service Electric & Gas 6.75% 03/01/06           250,000          272,180
     Public Service Electric & Gas 7.375% 03/01/14          420,000          432,196
     Public Service Electric & Gas 9.125% 07/01/05          385,000          423,527
     Reliant Energy Mid Atlantic 9.237% 07/02/17             49,281           50,330
     Toledo Edison Company 7.875% 08/01/04                  124,000          128,027

                                                                           2,799,543

TOTAL CORPORATE BONDS
     (Cost: $12,268,996)                                                  12,527,349
                                                                      --------------
US GOVERNMENT SECURITIES - 0.74%
US Government Agencies
     Federal Home Loan Bank 6.75% 08/10/16                  200,000          206,396

TOTAL US GOVERNMENT SECURITIES
     (Cost: $205,088)                                                        206,396
                                                                      --------------

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
PREFERRED STOCK - 1.74%
Real Estate Investment Trusts
     Price Legacy Corporation Preferred A 8.75%              30,000          487,500

TOTAL PREFERRED STOCK
     (Cost: $420,629)                                                        487,500
                                                                      --------------
TOTAL INVESTMENT SECURITIES - 96.02%
     (Cost: $22,254,622)                                              $   26,974,003
                                                                      --------------
SHORT-TERM INVESTMENTS - 3.78%
     United Missouri Bank Money Market Fiduciary
       Account                                                             1,062,189
OTHER ASSETS LESS LIABILITIES - 0.20%                                         55,977
                                                                      --------------
TOTAL NET ASSETS - 100%                                               $   28,092,170
=====================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2003

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK - 94.37%
Biotechnology
     Cambrex Corporation                                        500   $       12,630

Chemical Specialty
     Hercules, Inc.                                           1,000           12,200

Commercial Services
     Tetra Technologies, Inc.*                                1,250           31,075

Communications
     HSBC Holding PLC                                           160           12,611

Computers & Related Equipment
     International Business Machines                            200           18,536

Containers/Packaging
     Pactiv Corporation                                         500           11,950

Diversified Companies
     General Electric                                         1,000           30,980

Educational Services
     Career Education Corporation                             1,000           40,070

Electrical
     Qualcomm, Inc.                                             500           26,965

Forest Products
     Louisiana Pacific Corporation                            1,000           17,880

Health Care Provider
     America Service Group                                    1,501           46,394

Home Furnishings
     Furniture Brands International, Inc.                       500           14,665

Industrial - Diversified
     Tyco International, Ltd.                                 1,000           26,500

Insurance - Specialty
     Advance PCS*                                             1,000           52,660

Medical & Biotechnology
     Johnson & Johnson                                          800           41,328
     McKesson Corporation HBOC, Inc.                            500           16,080
     Quest Diagnostics, Inc.*                                   300           21,933

                                                                              79,341

Medical Equipment, Devices & Supplies
     Becton, Dickinson and Company                              500           20,570
     St. Jude Medical, Inc.*                                  1,000           61,350
     Zimmer Holdings, Inc.*                                     500           35,200

                                                                             117,120

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Media
     Cox Communications*                                      1,000   $       34,450

Mining - Diversified
     Anglogold, Ltd.                                          1,000           46,700

Oil - Integrated Majors
     Apache Corporation                                         500           40,550
     Exxon Mobil Corporation                                    400           16,400

                                                                              56,950

Paper Products
     Georgia Pacific Corporation                              1,000           30,670

Pharmaceuticals
     Pfizer, Inc.                                             1,200           42,396

Restaurants
     AppleBee's International                                   750           29,453

Retailers - Specialty
     Linens 'n Things, Inc.*                                  1,000           30,080

Software & Computer Processing Equipment
     Oracle Corporation*                                        800           10,560
     Siebel Systems, Inc.*                                      500            6,935

                                                                              17,495

Technology
     Andrew Corporation                                       1,000           11,510
     Symbol Technologies, Inc.                                1,000           16,890

                                                                              28,400

TOTAL COMMON STOCK
     (Cost: $790,107)                                                        868,171
                                                                      --------------
TOTAL INVESTMENT SECURITIES - 94.37%
     (Cost: $790,107)                                                 $      868,171
                                                                      --------------
SHORT-TERM INVESTMENTS - 5.01%
     United Missouri Bank Money Market Fiduciary Account                      46,113
OTHER ASSETS LESS LIABILITIES - 0.61%                                          5,642
                                                                      --------------
TOTAL NET ASSETS - 100%                                               $      919,926
====================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      PACIFIC ADVISORS MULTI-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2003

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK - 89.85%
Banks - Regional
     JP Morgan                                                3,000   $      110,190

Building Materials
     Home Depot, Inc.                                         4,000          141,960

Communications
     AT&T Corporation                                         8,000          162,400
     Comcast Corporation*                                     2,955           97,131

                                                                             259,531

Computers & Related Equipment
     Cisco Systems, Inc.*                                     5,000          121,450
     Unisys Corporation*                                      5,000           74,250

                                                                             195,700

Consumer Services
     Cendant Corporation*                                     5,000          111,350

Electrical Components & Equipment
     Arrow Electronics, Inc.*                                 4,000           92,560
     Qualcomm, Inc.                                           1,500           80,895

                                                                             173,455

Energy
     Chevron Texaco Corporation                               1,500          129,585
     Marathon Oil Corporation                                 3,500          115,815

                                                                             245,400

Entertainment
     Activision, Inc.                                         5,000           91,000
     Vivendi Universal*                                       5,000          121,400

                                                                             212,400

Financial Services
     Nationwide Financial Services, Inc.                      3,000           99,180

Healthcare Provider
     Tenet Healthcare Corporation                            10,000          160,500

Industrial
     Metrologic Instruments                                   5,500          148,500

Insurance - Full Line
     Lincoln National Corporation                             3,500          141,295

Investment Companies
     Goldman Sachs Group, Inc.                                1,000           98,730

Media
     Time Warner                                              8,000          143,920

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Medical & Biotechnology
     Bristol Myers Squibb Company                             5,000   $      143,000
     Serlogicals Corporation*                                 8,000          148,800
     Watson Pharmaceuticals                                   1,500           69,000

                                                                             360,800

Oilfield Equipment Services
     Schlumberger                                             2,500          136,800

Pharmaceuticals
     Endo Pharmaceuticals                                     6,500          125,190
     Pfizer, Inc.                                             5,000          176,650
     Schering-Plough Corporation                              6,000          104,340

                                                                             406,180

Retailers - Broadline
     Duane Reade, Inc.*                                      10,000          169,200
     Pier 1 Imports, Inc.                                     3,000           65,580
     Target Corporation                                       2,000           76,800

                                                                             311,580

Retailers - Drug Based
     Sola International, Inc.*                                5,000           94,000

Retailers - Specialty
     Gap, Inc.                                                3,000           69,630
     Radio Shack                                              2,500           76,700

                                                                             146,330

Semiconductor & Related
     Intel Corporation                                        3,000           96,600

Software & Computer Processing Equipment
     Microsoft                                                4,000          110,160

US Government Agency
     Freddie Mac                                              2,000          116,640

Technology
     Lucent Technologies*                                    30,000           85,200

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Telephone Systems
     AT&T Wireless Services, Inc.*                           10,000   $       79,900
     SBC Communications                                       2,000           52,140

                                                                             132,040

TOTAL COMMON STOCK
     (Cost: $3,446,978)                                                    4,238,441
                                                                      --------------
TOTAL INVESTMENT SECURITIES - 89.85%
     (Cost: $3,446,978)                                               $    4,238,441
                                                                      --------------
SHORT-TERM INVESTMENTS - 9.64%
     United Missouri Bank Money Market Fiduciary
       Account                                                               454,864
OTHER ASSETS LESS LIABILITIES - 0.51%                                         23,938
                                                                      --------------
TOTAL NET ASSETS - 100%                                               $    4,717,243
====================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2003

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK - 98.13%
Apparel
     Ashworth, Inc.*                                         34,000   $      274,380

Aerospace & Defense
     Aviall, Inc.                                            10,000          155,100

Auto Parts
     Keystone Automotive Industries, Inc.*                    8,000          202,880
     Titan International, Inc.                               55,000          168,300

                                                                             371,180

Banks - Regional
     East West Bancorp, Inc.                                  6,000          322,080
     Nara Bank National Association                          10,000          273,000
                                                                             595,080

Building Materials
     Carlisle Holdings LT                                    37,000          227,550
     ElkCorp                                                 10,000          267,000

                                                                             494,550

Commercial Services
     Team, Inc.*                                             15,500          159,030

Communications
     Bell Microproducts, Inc.*                               26,000          235,560

Computers & Related Equipment
     Intervoice, Inc.*                                      101,000        1,198,870
     Tyler Technologies*                                     40,000          385,200

                                                                           1,584,070

Consumer Services
     Service Corporation International*                      40,000          215,600

Containers/Packaging
     Mobile Mini, Inc.*                                      20,000          394,400

Financial Services
     First Cash Financial Services, Inc.*                    10,000          256,410

Food
     Monterey Pasta Company*                                 36,000          134,280

Footwear
     Genesco, Inc.*                                          12,000          181,560

Gas - Integrated
     Denbury Resources, Inc.*                                24,000          333,840

Golfing Equipment
     Callaway Golf Company                                   20,000          337,000

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                          NUMBER OF
                                                             SHARES            VALUE
------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Healthcare Provider
     America Service Group*                                  22,000   $      679,998
     United American Health Care*                            32,000          109,120

                                                                             789,118

Insurance - Full Line
     Gainsco, Inc.*                                          20,000            4,500

Oil - Integrated Majors
     Chesapeake Energy Corporation                           12,000          162,960
     Remington Oil & Gas Corporation*                        10,000          196,900

                                                                             359,860

Oilfield Equipment & Services
     Harvest Natural Resources                                4,200           41,790

Railroads
     Railamerica, Inc.*                                      70,000          826,000

Retail - Auto Sales/Parts
     Sonic Automotive, Inc.*                                 23,000          527,160

Semiconductor & Related
     Camtek Limited*                                         70,000          203,000

Software & Processing
     Carreker Corporation*                                   28,000          392,280

Transportation
     Frozen Food Express Industries, Inc.                    35,000          232,400
     SCS Transportation*                                     27,000          474,660
     US Xpress Enterprises*                                  15,001          183,762

                                                                             890,822

Telephone Systems
     Talk America Holding, Inc.                              25,000          288,000

TOTAL COMMON STOCK
     (Cost: $5,984,473)                                                   10,044,570
                                                                      --------------
TOTAL INVESTMENT SECURITIES - 98.13%
     (Cost: $5,984,473)                                               $   10,044,570
                                                                      --------------

SHORT-TERM INVESTMENTS - 3.06%
     United Missouri Bank Money Market Fiduciary Account                     313,171

OTHER ASSETS LESS LIABILITIES - (1.19%)                                     (122,086)
                                                                      --------------
TOTAL NET ASSETS - 100%                                               $   10,235,655
====================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2003

                                                                                               INCOME
                                                                            GOVERNMENT            AND
                                                                            SECURITIES         EQUITY
                                                                                  FUND           FUND
                                                                         -------------   ------------
ASSETS
      Investment Securities
           At cost                                                       $  14,318,236   $  6,742,069
                                                                         =============   ============
           At market value                                               $  14,455,460   $  6,866,024
           Short-term investments, at cost, which is equal to market                 -        453,937
      Accrued income receivable                                                 47,757         93,665
      Receivable from investment manager (Note 3)                               27,534         13,124
      Receivable for investments sold                                                -              -
      Receivable for capital shares sold                                         3,821         94,566
      Other assets                                                                   2              -
                                                                         -------------   ------------
      Total assets                                                          14,534,574      7,521,316
                                                                         -------------   ------------

LIABILITIES
      Bank Overdraft                                                            27,960              -
      Payable for investments purchased                                              -        250,015
      Payable for fund shares redeemed                                          17,721              -
      Accounts payable                                                          33,561         14,945
      Accounts payable to related parties (Note 3)                               7,642          4,925
      Payable to Investment Manager (Note 3)                                         -              -
                                                                         -------------   ------------
      Total liabilities                                                         86,884        269,885
                                                                         -------------   ------------
  NET ASSETS                                                             $  14,447,690   $  7,251,431
                                                                         =============   ============

SUMMARY OF SHAREHOLDERS' EQUITY
      Paid in capital                                                       15,162,835      7,173,283
      Accumulated undistributed net investment income                            3,342          3,128
      Accumulated undistributed net realized gain (losses) on security
        transactions                                                          (855,711)       (48,935)
      Net unrealized appreciation (depreciation) of investments                137,224        123,955
                                                                         -------------   ------------
      Net assets at December 31, 2003                                    $  14,447,690   $  7,251,431
                                                                         =============   ============

CLASS A:
      Net assets                                                         $   3,025,167   $  1,835,276
                                                                         =============   ============
      Shares authorized                                                     50,000,000     50,000,000
      Shares outstanding                                                       312,474        177,709
      Net asset value and redemption price per share                     $        9.68   $      10.33
                                                                         =============   ============
      Maximum offering price per share                                   $       10.16   $      10.85
      Sales load                                                                  4.75%          4.75%

CLASS C:                                                                          9.68          10.33
      Net assets                                                         $  11,422,523   $  5,416,154
                                                                         =============   ============
      Shares authorized                                                     50,000,000     50,000,000
      Shares outstanding                                                     1,210,893        546,934
      Net asset value and redemption price per share                     $        9.43   $       9.90
                                                                         =============   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                           MULTI-CAP          SMALL
                                                                              BALANCED         GROWTH          VALUE            CAP
                                                                                  FUND           FUND           FUND           FUND
                                                                         -------------   ------------   ------------   ------------
ASSETS
      Investment Securities
           At cost                                                       $  22,254,622   $    790,107   $  3,446,978   $  5,984,473
                                                                         =============   ============   ============   ============
           At market value                                               $  26,974,003   $    868,171   $  4,238,441   $ 10,044,570
           Short-term investments, at cost, which is equal to market         1,062,189         46,113        454,864        313,171
      Accrued income receivable                                                269,349            796          4,343          3,521
      Receivable from investment manager (Note 3)                                    -          2,839          2,106              -
      Receivable for investments sold                                                -              -              -              -
      Receivable for capital shares sold                                       265,463          5,171         36,739            149
      Other assets                                                                   -              -              -              -
                                                                         -------------   ------------   ------------   ------------
      Total assets                                                          28,571,004        923,090      4,736,493     10,361,411
                                                                         -------------   ------------   ------------   ------------

LIABILITIES
      Bank Overdraft                                                                 -              -              -              -
      Payable for investments purchased                                        371,875              -              -         82,354
      Payable for fund shares redeemed                                          15,868              -          6,310         11,960
      Accounts payable                                                          61,431          1,877          8,951         18,437
      Accounts payable to related parties (Note 3)                              12,332          1,287          3,989          6,730
      Payable to Investment Manager (Note 3)                                    17,328              -              -          6,275
                                                                         -------------   ------------   ------------   ------------
      Total liabilities                                                        478,834          3,164         19,250        125,756
                                                                         -------------   ------------   ------------   ------------
  NET ASSETS                                                             $  28,092,170   $    919,926   $  4,717,243   $ 10,235,655
                                                                         =============   ============   ============   ============

SUMMARY OF SHAREHOLDERS' EQUITY
      Paid in capital                                                       23,378,225      1,547,012      3,934,967      6,175,812
      Accumulated undistributed net investment income                            7,721              -              -              -
      Accumulated undistributed net realized gain (losses) on security
        transactions                                                           (13,157)      (705,150)        (9,187)          (254)
      Net unrealized appreciation (depreciation) of investments              4,719,381         78,064        791,463      4,060,097
                                                                         -------------   ------------   ------------   ------------
      Net assets at December 31, 2003                                    $  28,092,170   $    919,926   $  4,717,243   $ 10,235,655
                                                                         =============   ============   ============   ============

CLASS A:
      Net assets                                                         $   4,739,447   $    669,142   $  1,179,760   $  8,961,295
                                                                         =============   ============   ============   ============
      Shares authorized                                                     50,000,000     50,000,000     50,000,000     50,000,000
      Shares outstanding                                                       298,407         93,666        102,977        477,512
      Net asset value and redemption price per share                     $       15.88   $       7.14   $      11.46   $      18.77
                                                                         =============   ============   ============   ============
      Maximum offering price per share                                   $       16.85   $       7.58   $      12.16   $      19.92
      Sales load                                                                  5.75%          5.75%          5.75%          5.75%

CLASS C:                                                                         15.88           7.14          11.46          18.77
      Net assets                                                         $  23,352,723   $    250,784   $  3,537,483   $  1,274,360
                                                                         =============   ============   ============   ============
      Shares authorized                                                     50,000,000     50,000,000     50,000,000     50,000,000
      Shares outstanding                                                     1,507,773         36,733        312,342         73,179
      Net asset value and redemption price per share                     $       15.49   $       6.83   $      11.33   $      17.41
                                                                         =============   ============   ============   ============

                           PACIFIC ADVISORS FUND INC.
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2003

                                                                                     INCOME
                                                                    GOVERNMENT          AND
                                                                    SECURITIES       EQUITY
                                                                          FUND         FUND
                                                                  ------------   ----------
INVESTMENT INCOME
     Dividends                                                    $     37,940   $   88,814
     Interest                                                          713,987      184,539
     Misc Income                                                             -            -
                                                                  ------------   ----------
         Total Income                                                  751,927      273,353
                                                                  ------------   ----------

EXPENSES
     Investment Management Fees                                        102,154       43,389
     Transfer Agent Fees                                                31,745       30,717
     Fund Accounting Fees                                               82,899       31,797
     Legal Fees                                                         33,089       13,837
     Audit Fees                                                         31,236       11,260
     Registration Fees                                                   8,184        4,714
     Printing                                                            7,217        5,423
     Custody Fees                                                       10,624        8,453
     Director Fees/Meetings                                              2,290          935
     Distribution Fees (Note 3)                                        134,888       43,216
     Other Expenses                                                     11,286        4,348
                                                                  ------------   ----------
         Total Expenses, before reimbursements                         455,612      198,089
     Less fees waived and expenses reimbursed (Note 3)                  91,041       62,159
                                                                  ------------   ----------
         Net Expenses                                                  364,571      135,930
                                                                  ------------   ----------

NET INVESTMENT INCOME (LOSS)                                           387,356      137,423
                                                                  ============   ==========

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net Realized gain (loss) on investments                          (855,704)     114,704

     Net Unrealized appreciation (depreciation) of investments         (63,143)     108,554
                                                                  ------------   ----------
                                                                      (918,847)     223,258
                                                                  ------------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $   (531,491)  $  360,681
                                                                  ============   ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                                                               MULTI-CAP          SMALL
                                                                      BALANCED       GROWTH        VALUE            CAP
                                                                          FUND         FUND         FUND           FUND
                                                                  ------------   ----------   ----------   ------------
INVESTMENT INCOME
     Dividends                                                    $    299,246   $    5,603   $   20,387   $     22,480
     Interest                                                          647,902          292          894            111
     Misc Income                                                             -            -            -              -
                                                                  ------------   ----------   ----------   ------------
         Total Income                                                  947,148        5,895       21,281         22,591
                                                                  ------------   ----------   ----------   ------------

EXPENSES
     Investment Management Fees                                        164,550        5,615       25,554         49,275
     Transfer Agent Fees                                                68,490       27,287       29,204         67,271
     Fund Accounting Fees                                              123,080       15,929       18,570         39,417
     Legal Fees                                                         68,343        1,287        4,675         29,446
     Audit Fees                                                         44,140          975        4,385         10,534
     Registration Fees                                                  31,679           56          575         19,508
     Printing                                                           47,074        1,232        3,220         37,903
     Custody Fees                                                       12,464        6,949        7,240         15,329
     Director Fees/Meetings                                              4,453           74          271          1,325
     Distribution Fees (Note 3)                                        186,455        3,247       20,307         21,032
     Other Expenses                                                     17,787          620        1,772          6,774
                                                                  ------------   ----------   ----------   ------------
         Total Expenses, before reimbursements                         768,515       63,271      115,773        297,814
     Less fees waived and expenses reimbursed (Note 3)                       -       43,104       38,037              -
                                                                  ------------   ----------   ----------   ------------
         Net Expenses                                                  768,515       20,167       77,736        297,814
                                                                  ------------   ----------   ----------   ------------

NET INVESTMENT INCOME (LOSS)                                           178,633      (14,272)     (56,455)      (275,223)
                                                                  ============   ==========   ==========   ============

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net Realized gain (loss) on investments                           380,296       12,511      104,871        218,847

     Net Unrealized appreciation (depreciation) of investments       3,197,438      205,022      929,030      4,336,572
                                                                  ------------   ----------   ----------   ------------
                                                                     3,577,734      217,533    1,033,901      4,555,419
                                                                  ------------   ----------   ----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $  3,756,367   $  203,261   $  977,446   $  4,280,196
                                                                  ============   ==========   ==========   ============

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              GOVERNMENT SECURITIES FUND
                                                                         -------------------------------------
                                                                                YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                         -------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income (loss)                                          $         387,356   $         246,914
   Net realized gain (loss) on investments                                        (855,704)             20,145
   Change in net unrealized appreciation (depreciation) of investments             (63,143)             39,088
                                                                         -------------------------------------
   Increase (decrease) in net assets resulting from operations                    (531,491)            306,147
                                                                         -------------------------------------
   FROM DISTRIBUTIONS TO SHAREHOLDERS
   Class A:
       Net investment income                                                      (100,356)           (102,475)
       Net capital gains                                                                 -              (5,601)

   Class C:
       Net investment income                                                      (298,286)           (132,819)
       Net capital gains                                                                 -             (14,669)
                                                                         -------------------------------------

   Decrease in net assets resulting from distributions                            (398,642)           (255,564)
                                                                         -------------------------------------

   FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Proceeds from shares sold                                                     4,113,910           7,573,729
   Proceeds from shares purchased by reinvestment of dividends                     366,393             212,774
   Cost of shares repurchased                                                   (4,085,472)         (3,513,492)
                                                                         -------------------------------------
   Increase (decrease) in net assets derived from capital share
   transactions                                                                    394,831           4,273,011
                                                                         -------------------------------------

   INCREASE (DECREASE) IN NET ASSETS                                              (535,302)          4,323,594

NET ASSETS
   Beginning of period                                                          14,982,992          10,659,398
                                                                         -------------------------------------
   End of period                                                         $      14,447,690   $      14,982,992
                                                                         =====================================
   Accumulated undistributed net investment income                                   3,342              12,976

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                  INCOME AND EQUITY FUND
                                                                         ---------------------------------------
                                                                                  YEAR ENDED          YEAR ENDED
                                                                           DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                         ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income (loss)                                          $           137,423   $         145,083
   Net realized gain (loss) on investments                                           114,704             (92,116)
   Change in net unrealized appreciation (depreciation) of investments               108,554             (88,820)
                                                                         ---------------------------------------
   Increase (decrease) in net assets resulting from operations                       360,681             (35,853)
                                                                         ---------------------------------------
   FROM DISTRIBUTIONS TO SHAREHOLDERS
   Class A:
       Net investment income                                                         (44,125)            (67,712)
       Net capital gains                                                                   -                   -

   Class C:
       Net investment income                                                        (104,478)            (66,254)
       Net capital gains                                                                   -                   -
                                                                         ---------------------------------------

   Decrease in net assets resulting from distributions                              (148,603)           (133,966)
                                                                         ---------------------------------------

   FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Proceeds from shares sold                                                       2,266,334           2,399,131
   Proceeds from shares purchased by reinvestment of dividends                       138,180             113,190
   Cost of shares repurchased                                                       (765,792)         (1,014,874)
                                                                         ---------------------------------------
   Increase (decrease) in net assets derived from capital share
   transactions                                                                    1,638,722           1,497,447
                                                                         ---------------------------------------

   INCREASE (DECREASE) IN NET ASSETS                                               1,850,800           1,327,628

NET ASSETS
   Beginning of period                                                             5,400,631           4,073,003
                                                                         ---------------------------------------
   End of period                                                         $         7,251,431   $       5,400,631
                                                                         =======================================
   Accumulated undistributed net investment income                                     3,128              13,868

                                                                                       BALANCED FUND
                                                                         ---------------------------------------
                                                                                  YEAR ENDED          YEAR ENDED
                                                                           DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                         ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income (loss)                                          $           178,633   $          (1,817)
   Net realized gain (loss) on investments                                           380,296              28,521
   Change in net unrealized appreciation (depreciation) of investments             3,197,438            (716,764)
                                                                         ---------------------------------------
   Increase (decrease) in net assets resulting from operations                     3,756,367            (690,060)
                                                                         ---------------------------------------
   FROM DISTRIBUTIONS TO SHAREHOLDERS
   Class A:
       Net investment income                                                         (51,441)               (289)
       Net capital gains                                                             (53,467)                  -

   Class C:
       Net investment income                                                        (119,471)             (1,031)
       Net capital gains                                                            (266,940)                  -
                                                                         ---------------------------------------

   Decrease in net assets resulting from distributions                              (491,319)             (1,320)
                                                                         ---------------------------------------

   FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Proceeds from shares sold                                                       8,182,699           8,404,741
   Proceeds from shares purchased by reinvestment of dividends                       474,828               1,320
   Cost of shares repurchased                                                     (1,842,436)         (2,119,375)
                                                                         ---------------------------------------
Increase (decrease) in net assets derived from capital share
 transactions                                                                      6,815,091           6,286,686
                                                                         ---------------------------------------

   INCREASE (DECREASE) IN NET ASSETS                                              10,080,139           5,595,306

NET ASSETS
   Beginning of period                                                            18,012,031          12,416,725
                                                                         ---------------------------------------
   End of period                                                           $      28,092,170   $      18,012,031
                                                                         =======================================
   Accumulated undistributed net investment income                                     7,721                   -

                                                                                              GROWTH FUND
                                                                                ----------------------------------------

                                                                                       YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                                ----------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                $         (14,272)  $         (18,437)
    Net realized gain (loss) on investments                                                12,511             (71,062)
    Change in net unrealized appreciation (depreciation) of investments                   205,022            (116,699)
                                                                                ----------------------------------------
    Increase (decrease) in net assets resulting from operations                           203,261            (206,198)
                                                                                ----------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
        Net investment income                                                                   -                   -
        Net capital gains                                                                       -                   -

    Class C:
        Net investment income                                                                   -                   -
        Net capital gains                                                                       -                   -
                                                                                ----------------------------------------
    Decrease in net assets resulting from distributions                                         -                   -
                                                                                ----------------------------------------

    FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
    Proceeds from shares sold                                                             171,264             122,458
    Proceeds from shares purchased by reinvestment of dividends                                 -                   -
    Cost of shares repurchased                                                           (108,518)           (289,881)
                                                                                ----------------------------------------
    Increase (decrease) in net assets derived from capital share transactions              62,746            (167,423)
                                                                                ----------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                     266,007            (373,621)

NET ASSETS
    Beginning of period                                                                   653,919           1,027,540
                                                                                ----------------------------------------
    End of period                                                               $         919,926   $         653,919
                                                                                ========================================
    Accumulated undistributed net investment income                                             -                   -

(c) Commencement of Operations

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                         MULTI-CAP VALUE FUND
                                                                                -------------------------------------
                                                                                                     APRIL 1, 2002(c)
                                                                                       YEAR ENDED                  TO
                                                                                DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                                -------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                $         (56,455)  $         (20,970)
    Net realized gain (loss) on investments                                               104,871            (114,058)
    Change in net unrealized appreciation (depreciation) of investments                   929,030            (137,567)
                                                                                -------------------------------------
    Increase (decrease) in net assets resulting from operations                           977,446            (272,595)
                                                                                -------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
        Net investment income                                                                   -                   -
        Net capital gains                                                                       -                   -

    Class C:
        Net investment income                                                                   -                   -
        Net capital gains                                                                       -                   -
                                                                                -------------------------------------
    Decrease in net assets resulting from distributions                                         -                   -
                                                                                -------------------------------------

    FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
    Proceeds from shares sold                                                           2,206,742           2,141,908
    Proceeds from shares purchased by reinvestment of dividends                                 -                   -
    Cost of shares repurchased                                                           (216,637)           (119,621)
                                                                                --------------------------------------
    Increase (decrease) in net assets derived from capital share transactions           1,990,105           2,022,287
                                                                                -------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                   2,967,551           1,749,692

NET ASSETS
    Beginning of period                                                                 1,749,692                   -
                                                                                -------------------------------------
    End of period                                                               $       4,717,243   $       1,749,692
                                                                                =====================================
    Accumulated undistributed net investment income                                             -                   -

                                                                                            SMALL CAP FUND
                                                                                -------------------------------------

                                                                                       YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                                -------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                $        (275,223)  $        (295,608)
    Net realized gain (loss) on investments                                               218,847                (712)
    Change in net unrealized appreciation (depreciation) of investments                 4,336,572          (2,490,446)
                                                                                -------------------------------------
    Increase (decrease) in net assets resulting from operations                         4,280,196          (2,786,766)
                                                                                -------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
        Net investment income                                                                   -                   -
        Net capital gains                                                                 (63,642)             (2,964)

    Class C:
        Net investment income                                                                   -                   -
        Net capital gains                                                                  (9,702)               (359)
                                                                                -------------------------------------
    Decrease in net assets resulting from distributions                                   (73,344)             (3,323)
                                                                                -------------------------------------

    FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
    Proceeds from shares sold                                                           1,940,306           1,054,134
    Proceeds from shares purchased by reinvestment of dividends                            58,553               3,323
    Cost of shares repurchased                                                         (1,276,670)         (1,561,561)
                                                                                -------------------------------------
    Increase (decrease) in net assets derived from capital share transactions             722,189            (504,104)
                                                                                -------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                   4,929,041          (3,294,193)

NET ASSETS
    Beginning of period                                                                 5,306,614           8,600,807
                                                                                -------------------------------------
    End of period                                                               $      10,235,655   $       5,306,614
                                                                                =====================================
    Accumulated undistributed net investment income                                             -                   -

                           PACIFIC ADVISORS FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2003

NOTE 1. ORGANIZATION

     Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

     Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premium or discount on debt securities are amortized.

     B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal Income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Fund.

     D. FEDERAL INCOME TAX. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

     At December 31, 2003, components of distributable earnings/(deficit) on a tax basis were as follows:

                                                GOVERNMENT   INCOME AND                              MULTI-CAP
                                                SECURITIES       EQUITY      BALANCED       GROWTH       VALUE     SMALL CAP
                                                      FUND         FUND          FUND         FUND        FUND          FUND
Undistributed ordinary income                   $    3,342   $    3,128   $    12,438   $        -   $       -   $         -
Undistributed long-term gains                            -            -           223            -           -            27
Capital loss carryforward*                        (855,711)     (48,618)            -     (705,150)     (9,187)            -
Net unrealized appreciation (depreciation) on
  investments                                      137,224      123,638     4,701,284       78,064     791,463     4,059,816
                                                ----------   ----------   -----------   ----------   ---------   -----------
Distributable earnings/(deficit)                  (715,145)      78,148     4,713,945     (627,086)    782,276     4,059,843

     Difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

     * At December 31, 2003, the following had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

                                     CAPITAL LOSSES EXPIRING IN:
                             --------------------------------------------
                                  2009       2010        2011       TOTAL
Government Securities Fund   $       -   $      -   $ 855,711   $ 855,711
Income and Equity Fund               -     48,618           -      48,618
Growth Fund                    613,416     91,734           -     705,150
Multi-Cap Value Fund                 -      9,187           -       9,187

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryfowards, excise tax and net realized gain or loss on foreign currency transactions. Any permanent differences are identified and appropriately reclassified under the Statement of Assets and Liabilities.

     Accordingly, for the Year ended December 31, 2003, reclassifications among the components of net assets are as follows:

                          ACCUMULATED     ACCUMULATED
                        UNDISTRIBUTED   UNDISTRIBUTED
                       NET INVESTMENT    NET REALIZED    PAID IN
                               INCOME            GAIN    CAPITAL
Government
  Securities Fund      $        1,652   $      (1,365)  $   (287)
Income and
  Equity Fund                     440               -       (440)
Growth Fund                    14,272               -    (14,272)
Multi-Cap Value Fund           56,455               -    (56,455)
Small Cap Fund                275,223        (142,950)  (132,273)

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS.

     The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

     The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Bache Capital Management ("Advisor") for the Balanced Fund. It has also entered into a co-management agreement ("Co-management Agreement") with Bache Capital Management ("Advisor") for the Income and Equity Fund.

     Through July 1, 2003, the Investment Manager was party to a sub-advisory agreement for the Multi-Cap Value Fund with Meyers Capital Management, LLC ("Meyers Capital"). The Board of Directors of the Fund terminated the sub-advisory agreement with Meyers Capital because the Investment Manager purchased the assets of Meyers Capital on July 1, 2003 and Meyers Capital ceased to operate as a registered investment adviser.

     Through November 20, 2003, the Investment Manager was party to a sub-advisory agreement for the Government Securities Fund with Spectrum Asset Management, Inc. The Board of Directors of the Fund terminated the sub-advisory agreement with Spectrum Asset Management on November 20, 2003.

     The Investment Manager is solely responsible for the payment of these fees to the Advisors.

     In accordance with Expense Limitation agreements with the Company, the Investment Manager is required to waive fees and/or reimburse expenses in amounts necessary to keep the total Fund operating expenses of certain Funds (as a percentage of average net assets) at or below the percentages shown below:

                             CLASS A   CLASS C
Government Securities Fund    1.65%     2.40%
Income and Equity Fund        1.85%     2.60%
Growth Fund                   2.50%     3.25%
Multi-Cap Value Fund          2.50%     3.25%

     These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub- advisory fees, and/or absorb certain expenses for the Funds.

     Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager, and, with respect to the Income and Equity Fund, the Co-Manager, the following amounts were waived or reimbursed for the year ended December 31, 2003.

                              MANAGEMENT          EXPENSE
                             FEES WAIVED   REIMBURSEMENTS
Government Securities Fund   $    91,041   $            -
Income and Equity Fund            43,389           18,770
Growth Fund                        5,615           37,489
Multi-Cap Value Fund              25,554           12,483

     The Investment Manager and the Co-Manager terminated all of their rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager and Co-Manager will not have any rights to recover fees they may waive or expenses they may reimburse, with respect to any of the Funds.

     For the year ended December 31, 2003, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

                             UNDERWRITING
                                     FEES   COMMISSIONS
                                 RETAINED          PAID
Government Securities Fund   $        611   $     3,307
Income and Equity Fund                428         2,256
Balanced Fund                       2,246        10,636
Growth Fund                           514         2,165
Multi-Cap Value Fund                1,438         6,738
Small Cap Fund                      2,410        11,880

     PGFD is a wholly-owned subsidiary of the Investment Manager.

     The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with minimum charges of $1,250 per month and $750 per month, respectively, for the A and C share accounts. As of September 1, 2003, the per year per closed account charge is $3.00 and minimum charge for the C share accounts is $1,250 per month. PGIS is a wholly-owned subsidiary of the Investment Manager.

     Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

     The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares, respectively. For the period ended December 31, 2003, total service fees were:

                             CLASS A     CLASS C
Government Securities Fund   $ 8,685   $ 126,203
Income and Equity Fund         4,878      38,338
Balanced Fund                  9,436     177,019
Growth Fund                    1,226       2,021
Multi-Cap Value Fund           1,749      18,558
Small Cap Fund                13,952       7,080

NOTE 4. PURCHASE AND SALES AND TAX COST OF SECURITIES

     The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation and cost of securities on a tax basis by each Fund for the year ended and as of December 31, 2003.

                              YEAR ENDED DECEMBER 31, 2003                   AS OF DECEMBER 31, 2003
                                                                                    GROSS          GROSS   NET UNREALIZED
                                   COST OF        PROCEEDS        TAX COST     UNREALIZED     UNREALIZED     APPRECIATION
                                 PURCHASES      FROM SALES   OF SECURITIES   APPRECIATION   DEPRECIATION   (DEPRECIATION)
Government Securities Fund   $  25,737,520   $  49,195,443   $  14,318,236   $    147,783   $     10,559   $       137,224
Income and Equity Fund           4,400,808       3,489,149       6,742,386        255,152        131,514           123,638
Balanced Fund                   15,148,658      11,518,509      22,272,719      4,746,619         45,335         4,701,284
Growth Fund                        356,071         229,098         790,107        165,093         87,029            78,064
Multi-Cap Value Fund             2,070,539         460,148       3,446,978        802,147         10,684           791,463
Small Cap Fund                   2,733,037       2,843,442       5,984,754      4,439,614        379,798         4,059,816

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during 2003 and 2002 was as follows:

                               GOVERNMENT   INCOME AND
                               SECURITIES       EQUITY   BALANCED   SMALL CAP
                                     FUND         FUND       FUND        FUND
Year ended December 31, 2003
Distributions paid from:

Ordinary Income                   397,277      148,603    457,888           -
Long-Term Capital Gain              1,365            -     33,431      73,344
                               ----------   ----------   --------   ---------
                                  398,642      148,603    491,319      73,344
Return of Capital                       -            -          -           -
                               ----------   ----------   --------   ---------
                                  398,642      148,603    491,319      73,344
Year ended December 31, 2002
Distributions paid from:

Ordinary Income                   235,294      133,966      1,320           -
Long-Term Capital Gain             20,270            -          -       3,323
                               ----------   ----------   --------   ---------
                                  255,564      133,966      1,320       3,323
Return of Capital                       -            -          -           -
                               ----------   ----------   --------   ---------
                                  255,564      133,966      1,320       3,323

NOTE 6. CAPITAL SHARE TRANSACTIONS

     Effective December 15, 2001, the Growth Fund and the Small Cap Fund instituted a short-term redemption fee. Shares of these Funds purchased after December 15, 2001 that are sold or exchanged within 90 days of the purchase are assessed a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fees collected through December 31, 2003, are included as a reduction to the shares repurchased in the table below. The amount of the reduction is as follows:

     Small Cap Fund   $ 2,016

                                          YEAR ENDED                 YEAR ENDED
                                       DECEMBER 31, 2003          DECEMBER 31, 2002
                                   ------------------------   --------------------------
                                      SHARES         AMOUNT      SHARES           AMOUNT
                                   ------------------------   --------------------------
GOVERNMENT SECURITIES FUND
CLASS A
Shares Sold                           11,268   $    116,219      34,514   $      344,746
Reinvestment of Distributions          7,106         70,704       6,725           67,376
                                   ------------------------   --------------------------

                                      18,374        186,923      41,239          412,122
Shares Repurchased                  (110,329)    (1,105,771)   (275,743)      (2,761,975)
                                   ------------------------   --------------------------

Net Increase (decrease)              (91,955)  $   (918,848)   (234,504)  $   (2,349,853)
                                   ========================   ==========================

CLASS C
Shares Sold                          403,006   $  3,997,691     734,170   $    7,228,983
Reinvestment of Distributions         30,489        295,689      14,769          145,398
                                   ------------------------   --------------------------

                                     433,495      4,293,380     748,939        7,374,381
Shares Repurchased                  (314,266)    (2,979,701)    (76,231)        (751,517)
                                   ------------------------   --------------------------

Net Increase                         119,229   $  1,313,679     672,708   $    6,622,864
                                   ========================   ==========================

                                          YEAR ENDED                 YEAR ENDED
                                       DECEMBER 31, 2003          DECEMBER 31, 2002
                                   ------------------------   --------------------------
                                      SHARES         AMOUNT      SHARES           AMOUNT
                                   ------------------------   --------------------------
INCOME AND EQUITY FUND
CLASS A
Shares Sold                           13,196   $    133,330      21,069   $      212,796
Reinvestment of Distributions          3,629         36,033       4,889           48,737
                                   ------------------------   --------------------------

                                      16,825        169,363      25,958          261,533
Shares Repurchased                   (52,707)      (528,613)    (75,086)        (759,225)
                                   ------------------------   --------------------------

Net Increase (decrease)              (35,882)  $   (359,250)    (49,128)  $     (497,692)
                                   ========================   ==========================

CLASS C
Shares Sold                          218,819   $  2,133,004     225,675   $    2,186,335
Reinvestment of Distributions         10,541        102,147       6,684           64,453
                                   ------------------------   --------------------------

                                     229,360      2,235,151     232,359        2,250,788
Shares Repurchased                   (24,427)      (237,179)    (26,493)        (255,649)
                                   ------------------------   --------------------------

Net Increase                         204,933   $  1,997,972     205,866   $    1,995,139
                                   ========================   ==========================

                                          YEAR ENDED                 YEAR ENDED
                                       DECEMBER 31, 2003          DECEMBER 31, 2002
                                   ------------------------   --------------------------
                                      SHARES         AMOUNT      SHARES           AMOUNT
                                   ------------------------   --------------------------
BALANCED FUND
CLASS A
Shares Sold                           56,665   $    833,411      26,018   $      361,430
Reinvestment of Distributions          5,945         93,877          21              289
                                   ------------------------   --------------------------

                                      62,610        927,288      26,039          361,719
Shares Repurchased                   (54,670)      (795,169)    (83,109)      (1,156,538)
                                   ------------------------   --------------------------

Net Decrease                           7,940   $    132,119     (57,070)  $     (794,819)
                                   ========================   ==========================

CLASS C
Shares Sold                          509,081   $  7,349,288     597,800   $    8,043,311
Reinvestment of Distributions         24,737        380,951          77            1,031
                                   ------------------------   --------------------------

                                     533,818      7,730,239     597,877        8,044,342
Shares Repurchased                   (73,497)    (1,047,267)    (72,607)        (962,837)
                                   ------------------------   --------------------------

Net Increase                         460,321   $  6,682,972     525,270   $    7,081,505
                                   ========================   ==========================

                                          YEAR ENDED                 YEAR ENDED
                                       DECEMBER 31, 2003          DECEMBER 31, 2002
                                   ------------------------   --------------------------
                                      SHARES         AMOUNT      SHARES           AMOUNT
                                   ------------------------   --------------------------
GROWTH FUND
CLASS A
Shares Sold                           21,675   $    136,077      15,090   $       93,215
Reinvestment of Distributions              -              -           -                -
                                   ------------------------   --------------------------

                                      21,675        136,077      15,090           93,215
Shares Repurchased                   (12,617)       (82,009)    (14,076)         (91,777)
                                   ------------------------   --------------------------

Net Increase (decrease)                9,058   $     54,068       1,014   $        1,438
                                   ========================   ==========================

CLASS C
Shares Sold                            5,680   $     35,187       4,662   $       29,243
Reinvestment of Distributions              -              -           -                -
                                   ------------------------   --------------------------

                                       5,680         35,187       4,662           29,243
Shares Repurchased                    (4,567)       (26,509)    (32,761)        (198,104)
                                   ------------------------   --------------------------

Net Decrease                           1,113   $      8,678     (28,099)  $     (168,861)
                                   ========================   ==========================

                                                                   APRIL 1, 2002 (c)
                                          YEAR ENDED                      TO
                                       DECEMBER 31, 2003          DECEMBER 31, 2002
                                   ------------------------   --------------------------
                                      SHARES         AMOUNT      SHARES           AMOUNT
                                   ------------------------   --------------------------
MULTI-CAP VALUE FUND
CLASS A
Shares Sold                           56,817   $    567,721      66,523   $      603,547
Reinvestment of Distributions              -              -           -                -
                                   ------------------------   --------------------------

                                      56,817        567,721      66,523          603,547
Shares Repurchased                   (17,022)      (162,229)     (3,342)         (27,691)
                                   ------------------------   --------------------------

Net Increase                          39,795   $    405,492      63,181   $      575,856
                                   ========================   ==========================

CLASS C
Shares Sold                          160,357   $  1,639,021     169,379   $    1,538,361
Reinvestment of Distributions              -              -           -                -
                                   ------------------------   --------------------------

                                     160,357      1,639,021     169,379        1,538,361
Shares Repurchased                    (5,757)       (54,408)    (11,638)         (91,930)
                                   ------------------------   --------------------------

Net Increase                         154,600   $  1,584,613     157,741   $    1,446,431
                                   ========================   ==========================

(c) Commencement of operations

                                          YEAR ENDED                 YEAR ENDED
                                       DECEMBER 31, 2003          DECEMBER 31, 2002
                                   ------------------------   --------------------------
                                      SHARES         AMOUNT      SHARES           AMOUNT
                                   ------------------------   --------------------------
SMALL CAP FUND
CLASS A
Shares Sold                           94,743   $  1,483,067      60,959   $      843,468
Reinvestment of Distributions          2,703         49,619         283            2,964
                                   ------------------------   --------------------------

                                      97,446      1,532,686      61,242          846,432
Shares Repurchased                   (81,663)    (1,091,377)   (105,947)      (1,342,073)
                                   ------------------------   --------------------------

Net Increase (decrease)               15,783   $    441,309     (44,705)  $     (495,641)
                                   ========================   ==========================

CLASS C
Shares Sold                           30,274   $    457,239      16,170   $      210,665
Reinvestment of Distributions            524          8,934          37              359
                                   ------------------------   --------------------------

                                      30,798        466,173      16,207          211,024
Shares Repurchased                   (13,899)      (187,910)    (21,161)        (219,488)
                                   ------------------------   --------------------------

Net Increase (decrease)               16,899   $    278,263      (4,954)  $       (8,464)
                                   ========================   ==========================

                           PACIFIC ADVISORS FUND INC.
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                 GOVERNMENT SECURITIES FUND
                                                                   ------------------------------------------------------
                                                                                           CLASS A
                                                                   ------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003        2002       2001       2000       1999
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $   10.20   $   10.15   $  10.88   $   9.74   $  10.59
                                                                   ---------   ---------   --------   --------   --------
    Income from investing operations
        Net investment income                                           0.35        0.31       0.31       0.35       0.30
        Net realized and unrealized gains (losses) on securities       (0.57)      (0.04)     (0.37)      1.41      (0.84)
                                                                   ---------   ---------   --------   --------   --------
    Total from investment operations                                   (0.22)       0.27      (0.06)      1.76      (0.54)
                                                                   ---------   ---------   --------   --------   --------

    Less distributions
        From net investment income                                     (0.30)      (0.21)     (0.29)     (0.34)     (0.29)
        From net capital gains                                             -       (0.01)     (0.38)     (0.28)     (0.02)
                                                                   ---------   ---------   --------   --------   --------
    Total distributions                                                (0.30)      (0.22)     (0.67)     (0.62)     (0.31)
                                                                   ---------   ---------   --------   --------   --------
    Net asset value, end of period                                 $    9.68   $   10.20   $  10.15   $  10.88   $   9.74
                                                                   =========   =========   ========   ========   ========

TOTAL INVESTMENT RETURN (a)                                            (2.20)%      2.78%     (0.49)%    18.42%     (5.04)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $   3,025   $   4,125   $  6,487   $  6,071   $  5,220
    Ratio of net investment income to average net assets
             With expense reductions                                    2.88%       2.57%      3.01%      3.46%      2.99%
             Without expense reductions                                 2.33%       1.42%      2.22%      2.08%      1.02%
    Ratio of expenses to average net assets
             With expense reductions                                    1.65%       1.65%      1.65%      1.65%      1.60%
             Without expense reductions                                 2.20%       2.80%      2.43%      3.03%      3.57%
    Fund portfolio turnover rate                                      206.55%     212.10%     75.81%     22.21%    147.01%

                                                                                           CLASS C
                                                                   ------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003        2002       2001       2000       1999
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $    9.95   $    9.96   $  10.74   $   9.63   $  10.50
                                                                   ---------   ---------   --------   --------   --------
    Income from investing operations
        Net investment income                                           0.21        0.23       0.25       0.29       0.27
        Net realized and unrealized gains (losses) on securities       (0.50)      (0.04)     (0.38)      1.38      (0.88)
                                                                   ---------   ---------   --------   --------   --------
    Total from investment operations                                   (0.29)       0.19      (0.13)      1.67      (0.61)
                                                                   ---------   ---------   --------   --------   --------

    Less distributions
        From net investment income                                     (0.23)      (0.19)     (0.27)     (0.28)     (0.24)
        From net capital gains                                             -       (0.01)     (0.38)     (0.28)     (0.02)
                                                                   ---------   ---------   --------   --------   --------
    Total distributions                                                (0.23)      (0.20)     (0.65)     (0.56)     (0.26)
                                                                   ---------   ---------   --------   --------   --------
    Net asset value, end of period                                 $    9.43   $    9.95   $   9.96   $  10.74   $   9.63
                                                                   =========   =========   ========   ========   ========

TOTAL INVESTMENT RETURN                                                (2.98)%      1.98%     (1.21)%    17.57%     (5.77)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $  11,423   $  10,858   $  4,172   $  2,682   $  1,923
    Ratio of net investment income to average net assets
             With expense reductions                                    2.23%       1.90%      2.25%      2.79%      2.18%
             Without expense reductions                                 1.67%       0.81%      1.28%      1.23%      0.22%
    Ratio of expenses to average net assets
             With expense reductions                                    2.39%       2.40%      2.40%      2.36%      2.38%
             Without expense reductions                                 2.95%       3.49%      3.37%      3.92%      4.34%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                   INCOME AND EQUITY FUND
                                                                   ------------------------------------------------------
                                                                                           CLASS A
                                                                   ------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003        2002       2001       2000       1999
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $    9.91   $   10.31   $  10.43   $  10.39   $  10.74
                                                                   ---------   ---------   --------   --------   --------
    Income from investing operations
        Net investment Income                                           0.33        0.39       0.42       0.52       0.43
        Net realized and unrealized gains (losses) on securities        0.31       (0.49)     (0.14)      0.07      (0.39)
                                                                   ---------   ---------   --------   --------   --------
    Total from investment operations                                    0.64       (0.10)      0.28       0.59       0.04
                                                                   ---------   ---------   --------   --------   --------

    Less distributions
        From net investment income                                     (0.22)      (0.30)     (0.40)     (0.55)     (0.37)
        From net capital gains                                             -           -          -          -      (0.02)
                                                                   ---------   ---------   --------   --------   --------
    Total distributions                                                (0.22)      (0.30)     (0.40)     (0.55)     (0.39)
                                                                   ---------   ---------   --------   --------   --------
    Net asset value, end of period                                 $   10.33   $    9.91   $  10.31   $  10.43   $  10.39
                                                                   =========   =========   ========   ========   ========

TOTAL INVESTMENT RETURN (a)                                             6.63%      (0.92)%     2.63%      6.03%      0.19%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $   1,835   $   2,117   $  2,708   $  2,217   $  2,664
    Ratio of net investment income to average net assets
             With expense reductions                                    2.92%       3.43%      4.28%      4.67%      4.08%
             Without expense reductions                                 1.84%       1.75%      2.66%      2.76%      1.86%
    Ratio of expenses to average net assets
             With expense reductions                                    1.85%       1.85%      1.85%      1.83%      1.85%
             Without expense reductions                                 2.94%       3.53%      3.47%      3.75%      4.06%
    Fund portfolio turnover rate                                       71.02%      91.50%     43.38%     21.83%     37.34%

                                                                                           CLASS C
                                                                   ------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003        2002       2001       2000       1999
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $    9.60   $   10.03   $  10.26   $  10.15   $  10.62
                                                                   ---------   ---------   --------   --------   --------
    Income from investing operations
        Net investment Income                                           0.24        0.34       0.42       0.35       0.41
        Net realized and unrealized gains (losses) on securities        0.32       (0.51)     (0.22)      0.10      (0.43)
                                                                   ---------   ---------   --------   --------   --------
    Total from investment operations                                    0.56       (0.17)      0.20       0.45      (0.02)
                                                                   ---------   ---------   --------   --------   --------

    Less distributions
        From net investment income                                     (0.26)      (0.26)     (0.43)     (0.34)     (0.43)
        From net capital gains                                             -           -          -          -      (0.02)
                                                                   ---------   ---------   --------   --------   --------
    Total distributions                                                (0.26)      (0.26)     (0.43)     (0.34)     (0.45)
                                                                   ---------   ---------   --------   --------   --------
    Net asset value, end of period                                 $    9.90   $    9.60   $  10.03   $  10.26   $  10.15
                                                                   =========   =========   ========   ========   ========
TOTAL INVESTMENT RETURN                                                 5.88%      (1.60)%     1.81%      4.32%     (0.02)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $   5,416   $   3,284   $  1,365   $    815   $  1,850
    Ratio of net investment income to average net assets
             With expense reductions                                    2.10%       2.95%      3.58%      3.90%      3.45%
             Without expense reductions                                 1.03%       1.15%      1.65%      1.88%      1.65%
    Ratio of expenses to average net assets
             With expense reductions                                    2.60%       2.60%      2.60%      2.55%      2.51%
             Without expense reductions                                 3.67%       4.39%      4.54%      4.57%      4.30%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                        BALANCED FUND
                                                                   ------------------------------------------------------
                                                                                           CLASS A
                                                                   ------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003        2002       2001       2000       1999
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $   13.69   $   14.42   $  15.22   $  14.04   $  12.69
                                                                   ---------   ---------   --------   --------   --------
    Income from investing operations
        Net investment income                                           0.21        0.06       0.10       0.21       0.12
        Net realized and unrealized gains (losses) on securities        2.34       (0.79)     (0.81)      1.19       1.47
                                                                   ---------   ---------   --------   --------   --------
    Total from investment operations                                    2.55       (0.73)     (0.71)      1.40       1.59
                                                                   ---------   ---------   --------   --------   --------

    Less distributions
        From net investment income                                     (0.18)          -      (0.09)     (0.15)     (0.12)
        From net capital gains                                         (0.18)          -          -      (0.07)     (0.12)
                                                                   ---------   ---------   --------   --------   --------
    Total distributions                                                (0.36)          -      (0.09)     (0.22)     (0.24)
                                                                   ---------   ---------   --------   --------   --------
    Net asset value, end of period                                 $   15.88   $   13.69   $  14.42   $  15.22   $  14.04
                                                                   =========   =========   ========   ========   ========

TOTAL INVESTMENT RETURN (a)                                            18.63%      (5.05)%    (4.69)%     9.99%     12.61%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $   4,739   $   3,977   $  5,013   $  5,942   $  7,008
    Ratio of net investment income to average net assets
             With expense reductions                                    1.44%       0.30%      0.55%      1.15%      0.91%
             Without expense reductions                                 1.44%       0.30%      0.55%      0.74%      0.51%
    Ratio of expenses to average net assets
             With expense reductions                                    2.86%       3.47%      3.22%      2.88%      3.22%
             Without expense reductions                                 2.86%       3.47%      3.22%      3.28%      3.62%
    Fund portfolio turnover rate                                       58.73%      57.74%     42.20%     43.30%     52.47%

                                                                                           CLASS C
                                                                   ------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003        2002       2001       2000       1999
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $   13.40   $   14.18   $  14.99   $  13.91   $  12.61
                                                                   ---------   ---------   --------   --------   --------
    Income from investing operations
        Net investment income                                           0.09        0.01       0.01       0.07       0.03
        Net realized and unrealized gains (losses) on securities        2.26       (0.79)     (0.80)      1.17       1.42
                                                                   ---------   ---------   --------   --------   --------
    Total from investment operations                                    2.35       (0.78)     (0.79)      1.24       1.45
                                                                   ---------   ---------   --------   --------   --------

    Less distributions
        From net investment income                                     (0.08)          -      (0.02)     (0.09)     (0.03)
        From net capital gains                                         (0.18)          -          -      (0.07)     (0.12)
                                                                   ---------   ---------   --------   --------   --------
    Total distributions                                                (0.26)          -      (0.02)     (0.16)     (0.15)
                                                                   ---------   ---------   --------   --------   --------
    Net asset value, end of period                                 $   15.49   $   13.40   $  14.18   $  14.99   $  13.91
                                                                   =========   =========   ========   ========   ========

TOTAL INVESTMENT RETURN                                                17.58%      (5.49)%    (5.25)%     8.92%     11.57%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $  23,353   $  14,035   $  7,404   $  4,559   $  1,552
    Ratio of net investment income to average net assets
             With expense reductions                                    0.67%      (0.16)%    (0.08)%     0.39%      0.01%
             Without expense reductions                                 0.67%      (0.16)%    (0.08)%    (0.01)%    (0.39)%
    Ratio of expenses to average net assets
             With expense reductions                                    3.66%       4.15%      3.99%      3.63%      4.07%
             Without expense reductions                                 3.66%       4.15%      3.99%      4.03%      4.47%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                     GROWTH FUND
                                                           ---------------------------------------------------------------
                                                                                       CLASS A
                                                           ---------------------------------------------------------------
                                                                  FOR THE YEAR ENDED DECEMBER 31,           MAY 3, 1999(c)
                                                           -------------------------------------------                  to
                                                                2003        2002       2001       2000   DECEMBER 31, 1999
                                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                   $    5.48   $    7.04   $   9.83   $  11.67          $    10.00
                                                           ---------   ---------   --------   --------   -----------------
    Income from investing operations
        Net investment expense                                 (0.07)      (0.12)     (0.11)     (0.01)              (0.02)
        Net realized and unrealized gains (losses)
         on securities                                          1.73       (1.44)     (2.68)     (1.83)               1.69
                                                           ---------   ---------   --------   --------   -----------------
    Total from investment operations                            1.66       (1.56)     (2.79)     (1.84)               1.67
                                                           ---------   ---------   --------   --------   -----------------

    Less distributions
        From net investment income                                 -           -          -          -                   -
        From net capital gains                                     -           -          -          -                   -
                                                           ---------   ---------   --------   --------   -----------------
    Total distributions                                            -           -          -          -                   -
                                                           ---------   ---------   --------   --------   -----------------
    Net asset value, end of period                         $    7.14   $    5.48   $   7.04   $   9.83          $    11.67
                                                           =========   =========   ========   ========   =================

TOTAL INVESTMENT RETURN (b)                                    30.29%     (22.16)%   (28.38)%   (15.77)%             16.70%(a)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                        $     669   $     464   $    588   $    825          $      328
    Ratio of net investment income to average net assets
             With expense reductions                           (1.69)%     (1.97)%    (1.26)%    (0.24)%             (0.41)%(d)
             Without expense reductions                        (7.44)%     (8.25)%    (5.44)%    (3.98)%            (12.62)%(d)
    Ratio of expenses to average net assets
             With expense reductions                            2.48%       2.50%      2.44%      2.50%               2.45%(d)
             Without expense reductions                         8.23%       8.77%      6.62%      6.23%              14.65%(d)
    Fund portfolio turnover rate                               34.58%      78.06%     57.61%     16.00%               0.00%

                                                                                       CLASS C
                                                           ---------------------------------------------------------------
                                                                  FOR THE YEAR ENDED DECEMBER 31,           MAY 3, 1999(c)
                                                           -------------------------------------------                  to
                                                                2003        2002       2001       2000   DECEMBER 31, 1999
                                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                   $    5.33   $    6.89   $   9.70   $  11.61          $    10.00
                                                           ---------   ---------   --------   --------   -----------------
    Income from investing operations
        Net investment expense                                 (0.16)      (0.44)     (0.22)     (0.06)              (0.04)
        Net realized and unrealized gains (losses)
         on securities                                          1.66       (1.12)     (2.59)     (1.85)               1.65
                                                           ---------   ---------   --------   --------   -----------------
    Total from investment operations                            1.50       (1.56)     (2.81)     (1.91)               1.61
                                                           ---------   ---------   --------   --------   -----------------

    Less distributions
        From net investment income                                 -           -          -          -                   -
        From net capital gains                                     -           -          -          -                   -
                                                           ---------   ---------   --------   --------   -----------------
    Total distributions                                            -           -          -          -                   -
                                                           ---------   ---------   --------   --------   -----------------
    Net asset value, end of period                         $    6.83   $    5.33   $   6.89   $   9.70          $    11.61
                                                           =========   =========   ========   ========   =================

TOTAL INVESTMENT RETURN                                        28.14%     (22.64)%   (28.97)%   (16.45)%             16.10%(a)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                        $     251   $     190   $    439   $    728          $      278
    Ratio of net investment income to average net assets
             With expense reductions                           (2.47)%     (2.75)%    (2.04)%    (0.97)%             (0.92)%(d)
             Without expense reductions                        (8.18)%     (8.67)%    (5.59)%    (4.04)%            (13.13)%(d)
    Ratio of expenses to average net assets
             With expense reductions                            3.25%       3.25%      3.23%      3.25%               3.24%(d)
             Without expense reductions                         8.96%       9.17%      6.77%      6.32%              15.44%(d)

(a) Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c) Commencement of operations
(d) Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                           MULTI-CAP VALUE FUND
                                                                   -------------------------------------
                                                                                  CLASS A
                                                                   -------------------------------------
                                                                        FOR THE YEAR    APRIL 1, 2002(c)
                                                                               ENDED                  TO
                                                                   DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                   -----------------   -----------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $            7.95   $           10.00
                                                                   -----------------   -----------------
    Income from investing operations
        Net investment expense                                                 (0.09)              (0.07)
        Net realized and unrealized gains (losses) on securities                3.60               (1.98)
                                                                   -----------------   -----------------
    Total from investment operations                                            3.51               (2.05)
                                                                   -----------------   -----------------

    Less distributions
        From net investment income                                                 -                   -
        From net capital gains                                                     -                   -
                                                                   -----------------   -----------------
    Total distributions                                                            -                   -
                                                                   -----------------   -----------------
    Net asset value, end of period                                 $           11.46   $            7.95
                                                                   -----------------   -----------------
TOTAL INVESTMENT RETURN (b)                                                    44.15%             (20.50)%(a)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $           1,180   $             503
    Ratio of net investment income to average net assets
             With expense reductions                                           (1.67)%             (1.44)%(d)
             Without expense reductions                                        (3.14)%             (5.65)%(d)
    Ratio of expenses to average net assets
             With expense reductions                                            2.49%               2.49%(d)
             Without expense reductions                                         3.96%               6.69%(d)
    Fund portfolio turnover rate                                               20.16%               8.23%(d)

                                                                                  CLASS C
                                                                   -------------------------------------
                                                                        FOR THE YEAR    APRIL 1, 2002(c)
                                                                               ENDED                  TO
                                                                   DECEMBER 31, 2003   DECEMBER 31, 2002
                                                                   -----------------   -----------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $            7.91   $           10.00
                                                                   -----------------   -----------------
    Income from investing operations
        Net investment expense                                                  0.32               (0.52)
        Net realized and unrealized gains (losses) on securities                3.10               (1.57)
                                                                   -----------------   -----------------
    Total from investment operations                                            3.42               (2.09)
                                                                   -----------------   -----------------

    Less distributions
        From net investment income                                                 -                   -
        From net capital gains                                                     -                   -
                                                                   -----------------   -----------------
    Total distributions                                                            -                   -
                                                                   -----------------   -----------------
    Net asset value, end of period                                 $           11.33   $            7.91
                                                                   =================   =================

TOTAL INVESTMENT RETURN                                                        43.24%             (20.90)%(a)

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $           3,537   $           1,247
    Ratio of net investment income to average net assets
             With expense reductions                                           (2.41)%             (2.20)%(d)
             Without expense reductions                                        (3.90)%             (6.08)%(d)
    Ratio of expenses to average net assets
             With expense reductions                                            3.24%               3.23%(d)
             Without expense reductions                                         4.74%               7.11%(d)

(a) Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c) Commencement of operations
(d) Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                       SMALL CAP FUND
                                                                   ------------------------------------------------------
                                                                                           CLASS A
                                                                   ------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003        2002       2001       2000       1999
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $   10.32   $   15.23   $  13.42   $  11.98   $  14.23
                                                                   ---------   ---------   --------   --------   --------
    Income from investing operations
        Net investment expense                                         (0.37)      (0.85)     (0.42)     (0.79)     (0.61)
        Net realized and unrealized gains (losses) on securities        8.95       (4.05)      3.11       2.32      (1.63)
                                                                   ---------   ---------   --------   --------   --------
    Total from investment operations                                    8.58       (4.90)      2.69       1.53      (2.24)
                                                                   ---------   ---------   --------   --------   --------

    Less distributions
        From net investment income                                         -           -          -          -          -
        From net capital gains                                         (0.13)      (0.01)     (0.88)     (0.09)     (0.01)
                                                                   ---------   ---------   --------   --------   --------
    Total distributions                                                (0.13)      (0.01)     (0.88)     (0.09)     (0.01)
                                                                   ---------   ---------   --------   --------   --------
    Net asset value, end of period                                 $   18.77   $   10.32   $  15.23   $  13.42   $  11.98
                                                                   =========   =========   ========   ========   ========

TOTAL INVESTMENT RETURN (a)                                            83.21%     (32.20)%    20.23%     12.83%    (15.75)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $   8,961   $   4,763   $  7,715   $  6,541   $  6,976
    Ratio of net investment income to average net assets
             With expense reductions                                   (4.06)%     (4.01)%    (3.44)%    (3.20)%    (3.36)%
             Without expense reductions                                (4.06)%     (4.01)%    (3.44)%    (3.20)%    (3.36)%
    Ratio of expenses to average net assets
             With expense reductions                                    4.44%       4.52%      3.74%      3.58%      3.92%
             Without expense reductions                                 4.44%       4.52%      3.74%      3.58%      3.92%
    Fund portfolio turnover rate                                       39.95%      23.39%     43.89%     44.82%     68.18%

                                                                                           CLASS C
                                                                   ------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------
                                                                        2003        2002       2001       2000       1999
                                                                   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period                           $    9.65   $   14.47   $  13.04   $  11.93   $  14.24
                                                                   ---------   ---------   --------   --------   --------
    Income from investing operations
        Net investment expense                                          0.04       (0.88)     (0.08)     (0.78)     (0.18)
        Net realized and unrealized gains (losses) on securities        7.85       (3.93)      2.39       1.98      (2.12)
                                                                   ---------   ---------   --------   --------   --------
    Total from investment operations                                    7.89       (4.81)      2.31       1.20      (2.30)
                                                                   ---------   ---------   --------   --------   --------

    Less distributions
        From net investment income                                         -           -          -          -          -
        From net capital gains                                         (0.13)      (0.01)     (0.88)     (0.09)     (0.01)
                                                                   ---------   ---------   --------   --------   --------
    Total distributions                                                (0.13)      (0.01)     (0.88)     (0.09)     (0.01)
                                                                   ---------   ---------   --------   --------   --------
    Net asset value, end of period                                 $   17.41   $    9.65   $  14.47   $  13.04   $  11.93
                                                                   =========   =========   ========   ========   ========

TOTAL INVESTMENT RETURN                                                81.83%     (33.27)%    17.91%     10.11%    (16.16)%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (000's)                                $   1,274   $     543   $    886   $    454   $    459
    Ratio of net investment income to average net assets
             With expense reductions                                   (4.88)%     (5.47)%    (5.48)%    (5.52)%    (3.78)%
             Without expense reductions                                (4.88)%     (5.47)%    (5.48)%    (5.52)%    (3.78)%
    Ratio of expenses to average net assets
             With expense reductions                                    5.26%       5.97%      5.78%      5.90%      4.38%
             Without expense reductions                                 5.26%       5.97%      5.78%      5.90%      4.38%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders
Pacific Advisors Fund Inc.

     We have audited the statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund) (the "Fund"), as of December 31, 2003, the related statements of operations, the statements of changes in net assets and the financial highlights for the respective periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Pacific Advisors Fund Inc. as of December 31, 2003, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                        /s/ Ernst & Young LLP


Los Angeles, California
January 23, 2004

                           PACIFIC ADVISORS FUND INC.
                             DIRECTORS AND OFFICERS

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                POSITIONS(S)    TERM OF OFFICES   PRINCIPAL OCCUPATIONS   FUND COMPLEX
                               HELD WITH THE     AND LENGTH OF           DURING            OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE          COMPANY         TIME SERVED         PAST 5 YEARS           TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Thomas M. Brinker (70)            Director        Since 1992      1970 - Present:           6 Pacific             None
1 North Ormond Avenue                                             Director Fringe           Advisors
Havertown, PA 19083                                               Benefits,               Mutual Funds
                                                                  Inc./Financial
                                                                  Foresight, Ltd.,
                                                                  d/b/a The Brinker
                                                                  Organization
                                                                  (Financial Services
                                                                  Companies)

                                                                  1970 - 2003:
                                                                  President Fringe
                                                                  Benefits, Inc/
                                                                  Financial Foresight,
                                                                  Ltd., d/b/a The
                                                                  Brinker Organization
                                                                  (Financial Services
                                                                  Companies)

Victoria Breen (52)              Director         Since 1992      1992 - Present:           6 Pacific             None
603 West Ojai Avenue           and Assistant                      Assistant Secretary       Advisors
Ojai, CA 93023                   Secretary                        and Director, Pacific   Mutual Funds
                                                                  Global Investment
                                                                  Management Company,
                                                                  Pacific Global
                                                                  Investor Services,
                                                                  Inc.

                                                                  1994 - Present:
                                                                  General Agent,
                                                                  Transamerica Life
                                                                  Companies and
                                                                  Registered Principal,
                                                                  Transamerica
                                                                  Financial Resources,
                                                                  Inc.

                                                                  1986 - Present:
                                                                  Branch Manager, Derby
                                                                  & Derby Inc.
                                                                  (Financial Services
                                                                  Company)

Thomas H. Hanson (53)          Vice President     Since 1992      1992 - Present:           6 Pacific             None
206 North Jackson Street       and Secretary                      Executive Vice            Advisors
Suite 301                                                         President and           Mutual Funds
Glendale, CA 91206                                                Director, Pacific
                                                                  Global Investment
                                                                  Management Company;
                                                                  President and
                                                                  Director, Pacific
                                                                  Global Fund
                                                                  Distributors, Inc.;
                                                                  President and
                                                                  Director, Pacific
                                                                  Global Investor
                                                                  Services, Inc.

                                                                  1997 - 2001: Vice
                                                                  President and
                                                                  Director, Pacific
                                                                  Global Investment
                                                                  Fund Ltd.

                                                                  1993 - Present:
                                                                  Owner, Director,
                                                                  Chairman, President
                                                                  and CEO of TriVest
                                                                  Capital Management,
                                                                  Inc.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                POSITIONS(S)    TERM OF OFFICES   PRINCIPAL OCCUPATIONS   FUND COMPLEX
                               HELD WITH THE     AND LENGTH OF           DURING            OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE          COMPANY         TIME SERVED         PAST 5 YEARS           TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Catherine L. Henning (26)        Assistant        Since 2002      2002 - Present:           6 Pacific             None
206 North Jackson Street         Secretary                        Assistant Secretary,      Advisors
Suite 301                                                         Pacific Global          Mutual Funds
Glendale, CA 91206                                                Investment Management
                                                                  Company, Pacific
                                                                  Global Fund
                                                                  Distributors, Inc.
                                                                  and Pacific Global
                                                                  Investor Services,
                                                                  Inc.

                                                                  1999 - Present:
                                                                  Marketing
                                                                  Coordinator, Pacific
                                                                  Global Investment
                                                                  Management Company

George A. Henning (56)         President and      Since 1992      1991 - Present:           6 Pacific             None
206 North Jackson Street         Chairman                         Chairman, President,      Advisors
Suite 301                                                         and Director, Pacific   Mutual Funds
Glendale, CA 91206                                                Global Investment
                                                                  Management Company;
                                                                  Chairman and
                                                                  Director, Pacific
                                                                  Global Fund
                                                                  Distributors, Inc.;
                                                                  Chairman and
                                                                  Director, Pacific
                                                                  Global Investor
                                                                  Services, Inc.

                                                                  1997 - 2001: Chairman
                                                                  and Director, Pacific
                                                                  Global Investment
                                                                  Fund, Ltd.

Barbara A. Kelley (50)           Treasurer        Since 2001      2001 - Present:           6 Pacific             None
206 North Jackson Street                                          Executive Vice            Advisors
Suite 301                                                         President, Treasurer,   Mutual Funds
Glendale, CA 91206                                                Pacific Global
                                                                  Investment Management
                                                                  Company; Treasurer
                                                                  and Director, Pacific
                                                                  Global Fund
                                                                  Distributors, Inc.;
                                                                  President and
                                                                  Treasurer, Pacific
                                                                  Global Investor
                                                                  Services, Inc.

                                                                  1999 - Present:
                                                                  Director, Pacific
                                                                  Global Investment
                                                                  Management Company

                                                                  1990 - 1999:
                                                                  President,
                                                                  Transamerica
                                                                  Financial Resources

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                POSITIONS(S)    TERM OF OFFICES   PRINCIPAL OCCUPATIONS   FUND COMPLEX
                               HELD WITH THE     AND LENGTH OF           DURING            OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE          COMPANY         TIME SERVED         PAST 5 YEARS           TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
L. Michael Haller (60)           Director         Since 1992      2002 - Present:           6 Pacific             None
5924 Colodny                                                      Executive Vice            Advisors
Agoura, CA 91301                                                  President, Sammy        Mutual Funds
                                                                  Studios, Inc.
                                                                  (Entertainment
                                                                  Company)

                                                                  2001 - 2002: Vice
                                                                  President and
                                                                  Executive Producer,
                                                                  Electronic Arts;
                                                                  President,
                                                                  International Media
                                                                  Group, Inc.
                                                                  (Entertainment
                                                                  Company)

                                                                  1978 - 2001:
                                                                  Consultant, Asahi
                                                                  Broadcasting Corp.
                                                                  (Entertainment
                                                                  Company)

Takashi Makinodan, Ph.D (78)     Director         Since 1995      1992 - Present:           6 Pacific             None
107 S. Barrington Place                                           Director, Medical         Advisors
Los Angeles, CA 90049                                             Treatment               Mutual Funds
                                                                  Effectiveness Program
                                                                  (MEDTEP), Center on
                                                                  Asian and Pacific
                                                                  Islanders

                                                                  1991 - Present:
                                                                  Associate Director of
                                                                  Research, Geriatric
                                                                  Research Education
                                                                  Clinic Center, VA
                                                                  Medical Center

Gerald E. Miller (73)            Director         Since 1992      1992 - Present:           6 Pacific             None
5262 Bridgetown Place                                             Retired                   Advisors
Westlake Village, CA 91362                                                                Mutual Funds

Louise K. Taylor, Ph.D (57)      Director         Since 1992      1991 - Present:           6 Pacific             None
325 East Huntington Dr.                                           Superintendent,           Advisors
Monrovia, CA 91016                                                Monrovia Unified        Mutual Funds
                                                                  School District

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

                                                   PACIFIC ADVISORS FUND INC.
                                                         NOTES

PACIFIC ADVISORS FUND INC.
         NOTES

[GRAPHIC]

PACIFIC ADVISORS
        FUND INC

        DIRECTORS
             GEORGE A. HENNING, CHAIRMAN
             VICTORIA L. BREEN
             THOMAS M. BRINKER
             L. MICHAEL HALLER III
             TAKASHI MAKINODAN, PH.D.
             GERALD E. MILLER
             LOUISE K. TAYLOR, PH.D.

        OFFICERS
             GEORGE A. HENNING, PRESIDENT
             THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
             VICTORIA L. BREEN, ASSISTANT SECRETARY
             CATHERINE L. HENNING, ASSISTANT SECRETARY
             BARBARA A. KELLEY, TREASURER

        INVESTMENT MANAGER
             PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
             206 NORTH JACKSON STREET, SUITE 301
             GLENDALE, CALIFORNIA 91206

        BALANCED FUND ADVISER
             BACHE CAPITAL MANAGEMENT, INC.
             206 NORTH JACKSON STREET, SUITE 201
             GLENDALE, CALIFORNIA 92106

        TRANSFER AGENT AND ADMINISTRATOR
             PACIFIC GLOBAL INVESTOR SERVICES, INC.
             206 NORTH JACKSON STREET, SUITE 301
             GLENDALE, CALIFORNIA 91206

        DISTRIBUTOR
             PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
             206 NORTH JACKSON STREET, SUITE 301
             GLENDALE, CALIFORNIA 91206
             (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

[LOGO]                                                              PRSRT STD
PACIFIC GLOBAL FUND DISTRIBUTORS, INC.                            U. S. POSTAGE
206 NORTH JACKSON STREET, SUITE 301                                   PAID
GLENDALE, CALIFORNIA 91206                                        GLENDALE, CA
                                                                 PERMIT NO. 1090

                                                                     pg101.898

Item 2.       Code of Ethics

              The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller. A copy has been attached as Exhibit 10a(1)(i).

Item 3.       Audit Committee Financial Expert

              Registrant's Audit Committee has three members. While these members are "financially literate", the Board has determined that none of the members of the Audit Committee meet the technical definition of "audit committee financial expert". Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant's Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant's financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.       Principal Accountant Fees and Services

(a)-(d)

Ernst & Young LLP ("E&Y") billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2003, and December 31, 2002, as follows:

           AUDIT FEES  AUDIT RELATED FEES   TAX FEES  ALL OTHER FEES
--------------------------------------------------------------------
2003        $ 86,000       $  9,990         $ 6,540       $ 0
2002        $ 72,000       $ 31,999         $ 8,663       $ 0

(e)(1)

The Audit Committee is authorized to pre-approve non-audit services provided by the Trust's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Trust on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor. The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)

None.

(f)

0%

(g)

None.

(h)

Not applicable.

Item 5.       Not applicable.

Item 6.       (Reserved)

Item 7.       (Reserved)

Item 8.       Not applicable.

Item 9.       Controls and Procedures.

              (a) Based upon their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

              (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

Item 10.      Exhibits

              (a)(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

              (a)(2) Certifications required by Item 10(a) of Form N-CSR and
              Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

              (b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:
      ------------------------------------
      George A. Henning
      Chairman, Pacific Advisors Fund Inc.

Date: March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
      ------------------------------------
      George A. Henning
      Chief Executive Officer

Date: March 1, 2004

By:
      ------------------------------------
      Barbara A. Kelley
      Chief Financial Officer

Date: March 1, 2004